[LOGO OF EATON VANCE APPEARS HERE]        [EDUCATIONAL INSTITUTION APPEARS HERE]






Annual Report January 31, 1998




[PHOTO OF HIGHWAY APPEARS HERE]       EATON VANCE

                                      MUNICIPALS

                                       TRUST II                  Florida Insured




                                      TRADITIONAL                         Hawaii

                         Global Management-Global Distribution



[PHOTO OF BROOKLYN BRIDGE APPEARS HERE]                                   Kansas

EV Traditional Municipals Funds as of January 31, 1998

LETTER TO SHAREHOLDERS

[PHOTO OF THOMAS J. FETTER APPEARS HERE]

Thomas J. Fetter,
President


The past year has been very favorable for the municipal bond market. Low inflation and declining interest rates produced strong returns for the tax-exempt sector. As a measure of overall municipal bond market performance, the Lehman Brothers Municipal Bond Index* - a widely recognized, unmanaged index of municipal bonds - had a total return of 10.1% for the year ended January 31, 1998.

Amid volatile global markets, more investors were drawn to municipal bonds...

Against a backdrop of moderate-to-strong economic growth and low inflation, investors in 1997 again focused on the unique advantages of municipals, which remain among the best tax-advantaged vehicles. In addition, the municipal market attracted an increasing number of crossover investors from other markets. Many investors bought municipals in a flight to quality as the domestic equity market reached overvalued levels and emerging markets were caught up in the turmoil of the Asian currency crisis.

A sound economy has resulted in improving municipal credits...

The upbeat economic climate of recent years has provided strong support for the municipal market. Steady job growth has generated increased tax revenues for states and local issuers. As a result, many areas hard-hit in the recessions of the 1970s and 1980s have since recovered, a fact reflected in the value of their bonds. We expect to see many more such stories emerge in the coming year.


Municipal bonds yield 88% of Treasury yields

[BAR GRAPH APPEARS HERE]


30-Year AAA-rated                               Taxable equivalent yield
General Obligation (GO) Bonds*                  in 36% tax bracket
--------------------------------                ---------------------------
        5.13%                                           8.07%


[BAR GRAPH APPEARS HERE]

30-Year Treasury bond
----------------------
        5.80%

Principal and interest payments of Treasury securities are guaranteed by the U.S. government.

* GO yields are a compilation of a representative variety of general obligations and are not necessarily representative of the Fund's yield. Statistics as of January 31, 1998.

Past performance is no guarantee of future results.

Source: Bloomberg L.P.

1998 should bring more opportunities for municipal investors...

At present, there is little sign of inflation on the horizon, and, with the Asian turmoil of recent months, it's possible that the economy may slow somewhat in the next year. Meanwhile, the federal budget situation has improved dramatically in the past several years.

Naturally, those conditions are subject to change over time. The market could be vulnerable if the economy strengthens or the budget situation unexpectedly worsens. We will, of course, continue to closely monitor economic progress.

As for the tax-exempt market, municipal bonds currently represent unusual value relative to their taxable counterparts. We believe that municipals will continue to serve their traditional function of financing vital public works, while offering good opportunities for tax-conscious investors.


                             Sincerely,



                             /s/ Thomas J. Fetter

                             Thomas J. Fetter,
                             President
                             March 6, 1998




*It is not possible to invest directly in an index.

------------------------------------------------------------------------------
Effective November 24, 1997, Timothy T. Browse became Portfolio Manager of the Kansas Municipals Portfolio, replacing Nicole Anderes. Mr. Browse, a Vice President of Eaton Vance Management and Boston Management and Research, also manages other Eaton Vance municipal portfolios.
------------------------------------------------------------------------------
------------------------------------------------------------------------------
Mutual fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.
------------------------------------------------------------------------------

EV Traditional Florida Insured Municipals Fund as of January 31, 1998

INVESTMENT UPDATE

[PHOTO OF THOMAS J. FETTER APPEARS HERE]

Thomas J. Fetter,
Portfolio Manager

The Economy
--------------------------------------------------------------------------------
 .   Florida's economy continues to enjoy great strength, driven by a diverse base that includes a booming service sector. The service sector accounts for over 35% of total non-farm employment and is dominated by tourism.

 .   Florida's tourism industry includes amusement and recreation services, which added over 49,000 jobs last year and lead to increased employment in the hotel industry. According to the Travel Industry Association, Florida has surpassed California and Hawaii as the number one tourist destination in the U.S.

 .   Other important sectors in the Florida economy include construction -- which slowed somewhat in 1997 from the rapid growth of the mid-1990's -- and manufacturing, which accounts for almost 8% of total employment. Within manufacturing, the aerospace, telecommunications equipment, and defense industries should continue to show strength.

Management Update
--------------------------------------------------------------------------------
 .   1997 was a positive year for the bond market, with above-average returns resulting from a general decline in interest rates. This decline occurred in response to a favorable economic period in which growth was strong and inflation remained low. In 1998, these conditions are expected to continue.

 .   As of January 31, 1998, 84% of the Portfolio's investments were insured by private municipal bond insurance companies. While private insurance does not remove interest rate risk, it typically provides investors with an extra margin of credit safety.

 .   We continue to manage for longer call protection. In the past six months, the Fund's average call increased to over eight years. We also remain on the lookout for bonds with low coupons, which tend to have better upside potential.

The Fund
--------------------------------------------------------------------------------
 .   During the year ended January 31, 1998, the Fund had a total return of
    10.2%./1/ This return resulted from an increase in net asset value per share to $11.37 on January 31, 1998 from $10.85 on January 31, 1997, and the reinvestment of $0.558 per share in tax-free dividend income./2/

 .   Based on the Fund's most recent dividend, and a net asset value of $11.37 per share, the Fund's distribution rate on January 31, 1998 was 4.93%./3/ The SEC 30-day yield on that date was 4.20%./4/

 .   To equal 4.93% in a taxable investment, a couple in the 38.6% combined federal and state tax bracket would need a yield of 8.03%.

Your Investment at Work
--------------------------------------------------------------------------------
Dade County, Florida -- Seaport General Obligation Refunding Bonds, Ser. 1996

                                                  [GRAPHIC OF SHIP APPEARS HERE]

 .   The Dade County Bond Ordinance permits the county to issue GO bonds from time to time for the purpose of financing seaport capital projects. Examples of such projects include a proposal to lease land from the City of Miami to build a Maritime Park which would include four new cruise ship berths, museums, retail shops, entertainment facilities, and an historical center.

 .   These bonds are secured by a pledge of net revenues of the Seaport
    Department and have received a "AAA" rating from Standard & Poor's and a "Aaa" rating from Moody's.

--------------------------------------------------------------------------------
/1/ This return does not include the maximum 4.75% sales charge.

/2/ Aportion of the Fund's income may be subject to federal and state income taxes and/or federal alternative minimum tax.

/3/ The Fund's distribution rate represents actual distributions paid to shareholders and is calculated daily by dividing the last distribution per share (annualized) by the net asset value.

/4/ The Fund's SEC yield is calculated by dividing the net investment income per share for the 30-day period by the offering price at the end of the period and annualizing the result.

/5/ Returns are calculated by determining the percentage change in net asset value with all distributions reinvested. SEC returns reflect maximum sales charge as noted.

* Source: Towers Data Systems, Bethesda, MD. Investment operations commenced on 3/3/94. Index information is available only at month-end; therefore, the line comparison begins at the next month-end following the commencement of the Fund's investment operations.

** This figure represents the Fund's performance including the maximum 4.75% initial sales charge.

Past performance is no guarantee of future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

--------------------------------------------------------------------------------
Fund Information
as of January 31, 1998

Performance/5/
--------------------------------------------------------------------------------

Average Annual Total Returns (at net asset value)
--------------------------------------------------------------------------------
One Year                             10.2%

Life of Fund (3/3/94)                 8.8


SEC Average Annual Total Returns (including maximum 4.75% sales charge)
--------------------------------------------------------------------------------
One Year                              5.0%

Life of Fund (3/3/94)                 7.5

--------------------------------------------------------------------------------

       Comparison of Change in Value of a $10,000 Capital Investment in
                            EV Traditional Florida
      Insured Municipals Fund vs. Lehaman Brothers Municipal Bond Index*

From March 31, 1994, through January 31, 1998

                           [LINE GRAPH APPEARS HERE]



               EV Traditional Florida                          Lehman Brothers
    Date       Insured Municipals Fund      Fund/Off Pr     Municipal Bond Index
    ----       -----------------------      -----------     --------------------
 3/31/94                $10,000                $9,524            $10,000
 4/30/94                $10,465                $9,967            $10,085
 5/31/94                $10,604               $10,099            $10,172
 6/30/94                $10,661               $10,154            $10,113
 7/31/94                $10,894               $10,375            $10,295
 8/31/94                $10,883               $10,365            $10,331
 9/30/94                $10,687               $10,178            $10,180
10/31/94                $10,410                $9,914             $9,999
11/30/94                $10,170                $9,686             $9,818
12/31/94                $10,523               $10,022            $10,034
 1/31/95                $10,918               $10,398            $10,321
 2/28/95                $11,321               $10,782            $10,621
 3/31/95                $11,384               $10,842            $10,743
 4/30/95                $11,371               $10,830            $10,756
 5/31/95                $11,657               $11,102            $11,099
 6/30/95                $11,400               $10,857            $11,002
 7/31/95                $11,485               $10,938            $11,106
 8/31/95                $11,570               $11,019            $11,247
 9/30/95                $11,633               $11,079            $11,318
10/31/95                $11,882               $11,317            $11,483
11/30/95                $12,197               $11,616            $11,673
12/31/95                $12,360               $11,772            $11,785
 1/31/96                $12,393               $11,803            $11,874
 2/28/96                $12,234               $11,652            $11,794
 3/31/96                $12,012               $11,440            $11,644
 4/30/96                $11,976               $11,406            $11,610
 5/31/96                $11,987               $11,416            $11,606
 6/30/96                $12,118               $11,541            $11,733
 7/31/96                $12,240               $11,658            $11,839
 8/31/96                $12,227               $11,645            $11,836
 9/30/96                $12,249               $11,837            $12,001
10/31/96                $12,507               $11,911            $12,137
11/30/96                $12,710               $12,105            $12,359
12/31/96                $12,650               $12,048            $12,307
 1/31/97                $12,637               $12,035            $12,331
 2/28/97                $12,757               $12,149            $12,444
 3/31/97                $12,567               $11,968            $12,278
 4/30/97                $12,668               $12,064            $12,381
 5/31/97                $12,877               $12,264            $12,567
 6/30/97                $13,015               $12,395            $12,701
 7/31/97                $13,392               $12,755            $13,053
 8/31/97                $13,198               $12,570            $12,930
 9/30/97                $13,373               $12,737            $13,084
10/31/97                $13,503               $12,860            $13,168
11/30/97                $13,607               $12,959            $13,245
12/31/97                $13,823               $13,165            $13,439
 1/31/98                $13,930               $13,266            $13,577


The chart compares the Fund's total return with that of the Lehman Brothers Municipal Bond Index, a broad-based, unmanaged market index. Returns are calculated by determining the percentage change in net asset value (NAV) with all distributions reinvested. The lines on the chart represent total returns of $10,000 hypothetical investments in the Fund and the Index. The Index's total return does not reflect commissions or expenses that would have been incurred if an investor individually purchased or sold the securities represented in the Index. It is not possible to invest directly in an Index.

--------------------------------------------------------------------------------
Federal income tax information on distributions: For federal income tax purposes, 98.79% of the total dividends paid by the Fund from net investment income during the year ended January 31, 1998 is designated as an exempt-interest dividend.
--------------------------------------------------------------------------------

EV Traditional Hawaii Municipals Fund as of January 31, 1998

INVESTMENT UPDATE


[PHOTO OF ROBERT B. MACINTOSH, PORTFOLIO MANAGER APPEARS HERE]
Robert B. MacIntosh,
Portfolio Manager

The Economy
--------------------------------------------------------------------------------
 .   Hawaii's economy will likely feel the effects of Asia's economic turmoil in 1998. Japanese tourists, the mainstay of the tourism industry, are expected to decline in number as they seek more affordable destinations. Fortunately, as a result of the booming U.S. economy, increased arrivals from the mainland should help offset a Japanese decline.

 .   The state economy's slump began in 1992 and is now beginning to level off.
    Construction should grow 2% in 1998, as public projects and bond issues boost this sector. Overall job growth of 0.2% and Gross State Product growth of 1% are forecast for 1998. Inflation, currently at 1%, is virtually nonexistent.

 .   To spur more aggressive growth, the Hawaii Economic Revitalization Task
    Force - convened by Governor Cayetano and the state legislature in 1995 - unveiled a plan to cut taxes by $100 million, increase tourism marketing and incentives, improve the regulatory climate, and strengthen public education. The state is expected to act on these proposals in the coming year.

Management Update
--------------------------------------------------------------------------------

 .   1997 was a positive year for the bond market, with above-average returns resulting from a general decline in interest rates. This decline occurred in response to a favorable economic period in which growth was strong and inflation remained low. In 1998, these conditions are expected to continue.

 .   Hawaii's economy, while showing signs of growth, is still sluggish. To minimize risk, the Portfolio's exposure to uninsured state GOs has been reduced to 0.8%. In addition, we have added several zero coupon bonds, which perform well when interest rates decline.

 .   We continue to seek bonds with longer call protection and lower coupons.
    Both features can significantly enhance performance.



The Fund
--------------------------------------------------------------------------------

 .   During the year ended January 31, 1998, the Fund had a total return of
    9.5%./1/ This return resulted from an increase in net asset value per share to $9.93 on January 31, 1998 from $9.54 on January 31, 1997, and the reinvestment of $0.487 per share in tax-free dividend income./2/

 .   Based on the Fund's most recent dividend, and a net asset value of $9.93 per share, the Fund's distribution rate on January 31, 1998 was 4.91%./3/ The
    SEC 30-day yield on that date was 4.14%./4/

 .   To equal 4.91% in a taxable investment, a couple in the 42.4% combined federal and state tax bracket would need a yield of 8.52%.


Your Investment at Work
--------------------------------------------------------------------------------

    State of Hawaii Airport System Revenue Bonds - Second Series, 1990
                                              [GRAPHIC OF AIRPLANE APPEARS HERE]

 .   Proceeds from this bond issue finance ongoing improvements to the entire
    Hawaii Airports System, which includes 14 airports and one heliport on the state's islands. Improvements thus far have included new systems for security, public address and operations control, as well as major construction projects on a recently-completed inter-island terminal at Oahu-based Hawaii International Airport.

 .   Interest on the bonds is payable from the receipts of the aviation fuel tax and the revenues of the State of Hawaii Airport System.

--------------------------------------------------------------------------------
/1/ This return does not include the maximum 4.75% sales charge.

/2/ A portion of the Fund's income may be subject to federal and state income taxes and/or federal alternative minimum tax.

/3/ The Fund's distribution rate represents actual distributions paid to shareholders and is calculated daily by dividing the last distribution per share (annualized) by the net asset value.

/4/ The Fund's SEC yield is calculated by dividing the net investment income per share for the 30-day period by the offering price at the end of the period and annualizing the result.

/5/ Returns are calculated by determining the percentage change in net asset value with all distributions reinvested. SEC returns reflect maximum sales charge as noted.

* Source: Towers Data Systems, Bethesda, MD. Investment operations commenced on 3/14/94. Index information is available only at month-end; therefore, the line comparison begins at the next month-end following the commencement of the Fund's investment operations.

** This figure represents the Fund's performance including the maximum 4.75% initial sales charge.

Past performance is no guarantee of future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

--------------------------------------------------------------------------------

Fund Information
as of January 31, 1998

Performance/5/
--------------------------------------------------------------------------------

Average Annual Total Returns (at net asset value)
--------------------------------------------------------------------------------
One Year                              9.5%

Life of Fund (3/14/94)                5.1


SEC Average Annual Total Returns (including maximum 4.75% sales charge)
--------------------------------------------------------------------------------
One Year                              4.2%

Life of Fund (3/14/94)                3.8


          Comparison of Change in Value of a $10,000 Investment in
                            EV Traditional Hawaii
           Municipals Fund vs Lehman Brothers Municipal Bond Index*

From March 31, 1994 through January 31, 1998

                           [LINE GRAPH APPEARS HERE]

                        Eaton Vance                         Lehman Brothers
                     Traditional Hawaii                     Municipal Bond
   Date                Municipals Fund      Fund/Off Pr         Index
   ----                ---------------      -----------         -----

  3/31/94                 $10,000             $9,522           $10,000
  4/30/94                  $9,985             $9,508           $10,085
  5/31/94                 $10,074             $9,592           $10,172
  6/30/94                  $9,918             $9,444           $10,113
  7/31/94                 $10,081             $9,599           $10,295
  8/31/94                 $10,119             $9,635           $10,331
  9/30/94                  $9,931             $9,457           $10,180
 10/31/94                  $9,669             $9,206            $9,999
 11/30/94                  $9,423             $8,973            $9,818
 12/31/94                  $9,639             $9,178           $10,034
  1/31/95                  $9,913             $9,439           $10,321
  2/28/95                 $10,240             $9,751           $10,621
  3/31/95                 $10,357             $9,862           $10,743
  4/30/95                 $10,358             $9,863           $10,756
  5/31/95                 $10,631            $10,123           $11,099
  6/30/95                 $10,474             $9,973           $11,002
  7/31/95                 $10,565            $10,059           $11,106
  8/31/95                 $10,629            $10,121           $11,247
  9/30/95                 $10,708            $10,196           $11,318
 10/31/95                 $10,843            $10,325           $11,483
 11/30/95                 $11,035            $10,508           $11,673
 12/31/95                 $11,159            $10,626           $11,785
  1/31/96                 $11,235            $10,698           $11,874
  2/28/96                 $11,155            $10,622           $11,794
  3/31/96                 $11,019            $10,493           $11,644
  4/30/96                 $10,974            $10,450           $11,610
  5/31/96                 $10,954            $10,430           $11,606
  6/30/96                 $11,073            $10,543           $11,733
  7/31/96                 $11,182            $10,647           $11,839
  8/31/96                 $11,173            $10,639           $11,836
  9/30/96                 $11,329            $10,788           $12,001
 10/31/96                 $11,440            $10,893           $12,137
 11/30/96                 $11,633            $11,077           $12,359
 12/31/96                 $11,600            $11,045           $12,307
  1/31/97                 $11,591            $11,037           $12,331
  2/28/97                 $11,685            $11,127           $12,444
  3/31/97                 $11,541            $10,989           $12,278
  4/30/97                 $11,639            $11,082           $12,381
  5/31/97                 $11,801            $11,236           $12,567
  6/30/97                 $11,912            $11,342           $12,701
  7/31/97                 $12,249            $11,663           $13,053
  8/31/97                 $12,126            $11,546           $12,930
  9/30/97                 $12,239            $11,654           $13,084
 10/31/97                 $12,328            $11,739           $13,168
 11/30/97                 $12,392            $11,799           $13,245
 12/31/97                 $12,584            $11,982           $13,439
  1/31/98                 $12,687            $12,081           $13,577


The chart compares the Fund's total return with that of the Lehman Brothers Municipal Bond Index, a broad-based, unmanaged market index. Returns are calculated by determining the percentage change in net asset value (NAV) with all distributions reinvested. The lines on the chart represent total returns of $10,000 hypothetical investments in the Fund and the Index. The Index's total return does not reflect commissions or expenses that would have been incurred if an investor individually purchased or sold the securities represented in the Index. It is not possible to invest directly in an Index.

--------------------------------------------------------------------------------
Federal income tax information on distributions: For federal income tax purposes, 98.54% of the total dividends paid by the Fund from net investment income during the year ended January 31, 1998 is designated as an exempt-interest dividend.
--------------------------------------------------------------------------------

EV Traditional Kansas Municipals Fund as of January 31, 1998

INVESTMENT UPDATE


[PHOTO OF TIMOTHY T. BROWSE APPEARS HERE]
Timothy T. Browse,
Portfolio Manager

The Economy
--------------------------------------------------------------------------------

 .   The Kansas economy shared the growth of the national economy in 1997 and is expected to continue growing at a healthy rate in 1998. Non-farm wage and salary employment increased 3%, following a solid 2.3% rise in 1996. In 1998, analysts expect non-farm job growth of 2.7%. Personal income in Kansas rose 5.6% in 1997 and is expected to increase 5.3% in 1998.

 .   Unemployment fell to 3.7% in December, 1997 from 4.6% in December, 1996, while total employment rose to 1.28 million from 1.25 million in the same 12-month period.

 .   The primary engines powering the Kansas economy have been durable goods manufacturing, led by the aircraft industry, as well as the construction, transportation, utilities, and FIRE (finance, insurance, and real estate) sectors. The aircraft manufacturing industry - employing over 37,000 - grew 10.5% in 1996 and 11.7% in 1997.

Management Discussion
--------------------------------------------------------------------------------

 .   The past 12 months have been favorable for the bond market, with a general decline in yields and a corresponding increase in prices. We continually strive to maintain a balanced portfolio of high and low coupon issues for optimal performance in this type of environment.

 .   We have found upside potential in such issues as escrowed zero coupon bonds and have hedged the Fund's downside risk by acquiring higher-yielding bonds. In addition, by seeking out low coupons and lengthening our call protection where possible, we have been able to maintain good portfolio structure.

 .   The strong economy has provided an extra measure of credit quality for local
    GO bonds, which make up a significant portion of municipal offerings in Kansas.

The Fund
--------------------------------------------------------------------------------

 .   During the year ended January 31, 1998, the Fund had a total return of
    9.5%./1/ This return resulted from an increase in net asset value per share to $10.46 on January 31, 1998 from $10.05 on January 31, 1997, and the reinvestment of $0.517 per share in tax-free dividend income./2/

 .   Based on the Fund's most recent dividend, and a net asset value of $10.46 per share, the Fund's distribution rate on January 31, 1998 was 4.95%./3/ The SEC 30-day yield on that date was 4.22%./4/

 .   To equal 4.95% in a taxable investment, a couple in the 42.05% combined federal and state tax bracket would need a yield of 8.54%.

Your Investment at Work
--------------------------------------------------------------------------------

    Sedgwick County, Kansas and Shawnee County, Kansas Collateralized Single Family Mortgage Refunding Revenue Bonds -- Series 1994C-III

                                                 [GRAPHIC OF HOUSE APPEARS HERE]

 .   The proceeds from this bond issue will be used to help provide residential, single family housing for low and moderate income persons in Sedgwick and Shawnee counties.

 .   The mortgages generated by this program will be sold by the Issuers (the two counties) to the Government National Mortgage Association (GNMA), a wholly-owned agency of the U.S. government, which guarantees timely payment of principal and interest to investors. The bonds are rated "Aaa" by
    Moody's.
--------------------------------------------------------------------------------
/1/ This return does not include the maximum 4.75% sales charge.

/2/ A portion of the Fund's income may be subject to federal and state income taxes and/or federal alternative minimum tax.

/3/ The Fund's distribution rate represents actual distributions paid to shareholders and is calculated daily by dividing the last distribution per share (annualized) by the net asset value.

/4/ The Fund's SEC yield is calculated by dividing the net investment income per share for the 30-day period by the offering price at the end of the period and annualizing the result.

/5/ Returns are calculated by determining the percentage change in net asset value (NAV) with all distributions reinvested. SEC returns reflect maximum sales charge as noted.

* Source: Towers Data Systems, Bethesda, MD. Investment operations commenced on 3/3/94. Index information is available only at month-end; therefore, the line comparison begins at the next month-end following the commencement of the Fund's investment operations.

** This figure represents the Fund's performance including the maximum 4.75% initial sales charge.

Past performance is no guarantee of future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

--------------------------------------------------------------------------------

Fund Information
as of January 31, 1998

Performance/5/
--------------------------------------------------------------------------------

Average Annual Total Returns (at net asset value)
--------------------------------------------------------------------------------
One Year                              9.5%

Life of Fund (3/3/94)                 6.4


SEC Average Annual Total Returns (including maximum 4.75% sales charge)
--------------------------------------------------------------------------------
One Year                              4.3%

Life of Fund (3/3/94)                 5.0

 Comparison of Change in Value of a $10,000 Investment in EV Traditional Kansas
           Municipals Fund vs. Lehman Brothers Municipal Bond Index*

From March 31, 1994 through January 31, 1998

                           [LINE GRAPH APPEARS HERE]

                EV Traditional Kansas                  Lehman Brothers Municipal
Date               Municipals Fund       Fund/Off Pr          Bond Index
----            ---------------------    -----------   -------------------------

 3/31/94               $10,000              $9,523              $10,000
 4/30/94               $10,112              $9,630              $10,085
 5/31/94               $10,248              $9,759              $10,172
 6/30/94               $10,124              $9,641              $10,113
 7/31/94               $10,336              $9,843              $10,295
 8/31/94               $10,352              $9,858              $10,331
 9/30/94               $10,147              $9,663              $10,180
10/31/94                $9,891              $9,419               $9,999
11/30/94                $9,619              $9,160               $9,818
12/31/94                $9,872              $9,401              $10,034
 1/31/95               $10,214              $9,727              $10,321
 2/28/95               $10,544             $10,041              $10,621
 3/31/95               $10,647             $10,139              $10,743
 4/30/95               $10,637             $10,130              $10,756
 5/31/95               $10,882             $10,362              $11,099
 6/30/95               $10,739             $10,226              $11,002
 7/31/95               $10,816             $10,300              $11,106
 8/31/95               $10,922             $10,401              $11,247
 9/30/95               $10,999             $10,474              $11,318
10/31/95               $11,164             $10,631              $11,483
11/30/95               $11,361             $10,819              $11,673
12/31/95               $11,460             $10,913              $11,785
 1/31/96               $11,514             $10,964              $11,874
 2/28/96               $11,427             $10,882              $11,794
 3/31/96               $11,286             $10,748              $11,644
 4/30/96               $11,256             $10,719              $11,610
 5/31/96               $11,273             $10,735              $11,606
 6/30/96               $11,368             $10,825              $11,733
 7/31/96               $11,488             $10,940              $11,839
 8/31/96               $11,505             $10,956              $11,836
 9/30/96               $11,682             $11,125              $12,001
10/31/96               $11,792             $11,230              $12,127
11/30/96               $11,995             $11,422              $12,359
12/31/96               $11,918             $11,349              $12,307
 1/31/97               $11,888             $11,321              $12,331
 2/28/97               $11,995             $11,422              $12,444
 3/31/97               $11,869             $11,302              $12,278
 4/30/97               $11,991             $11,419              $12,381
 5/31/97               $12,152             $11,572              $12,567
 6/30/97               $12,275             $11,689              $12,701
 7/31/97               $12,606             $12,004              $13,053
 8/31/97               $12,477             $11,882              $12,930
 9/30/97               $12,627             $12,024              $13,084
10/31/97               $12,681             $12,075              $13,168
11/30/97               $12,757             $12,149              $13,245
12/31/97               $12,923             $12,306              $13,439
 1/31/98               $13,014             $12,393              $13,577


The chart compares the Fund's total return with that of the Lehman Brothers Municipal Bond Index, a broad-based, unmanaged market index. Returns are calculated by determining the percentage change in net asset value (NAV) with all distributions reinvested. The lines on the chart represent total returns of $10,000 hypothetical investments in the Fund and the Index. The Index's total return does not reflect commissions or expenses that would have been incurred if an investor individually purchased or sold the securities represented in the Index. It is not possible to invest directly in an Index.

--------------------------------------------------------------------------------
  Federal income tax information on distributions: For federal income tax purposes, 99.82% of the total dividends paid by the Fund from net investment income during the year ended January 31, 1998 is designated as an exempt-interest dividend.
--------------------------------------------------------------------------------

EV Traditional Municipals Funds as of January 31, 1998

FINANCIAL STATEMENTS

Statements of Assets and Liabilities


As of January 31, 1998

                                                                       Traditional             Traditional            Traditional
                                                                     Florida Insured              Hawaii                 Kansas
                                                                          Fund                     Fund                   Fund
------------------------------------------------------------------------------------------------------------------------------------
Assets
Investment in Portfolio --
     Identified cost                                                   $2,580,126                $252,686              $1,158,400
     Unrealized appreciation                                              160,660                  27,372                  49,919
------------------------------------------------------------------------------------------------------------------------------------
Total investment in Portfolio, at value (Note 1A)                      $2,740,786                $280,058              $1,208,319
------------------------------------------------------------------------------------------------------------------------------------
Receivable for Fund shares sold                                        $   12,001                $     10              $       10
Receivable from the Administrator (Note 4)                                 10,879                  22,554                  19,186
Deferred organization expenses (Note 1D)                                    2,788                   4,663                   4,077
------------------------------------------------------------------------------------------------------------------------------------
Total assets                                                           $2,766,454                $307,285              $1,231,592
------------------------------------------------------------------------------------------------------------------------------------


Liabilities
------------------------------------------------------------------------------------------------------------------------------------
Dividends payable                                                      $    9,204                $    249              $    1,378
Accrued expenses                                                            8,460                   6,171                   7,134
------------------------------------------------------------------------------------------------------------------------------------
Total liabilities                                                      $   17,664                $  6,420              $    8,512
------------------------------------------------------------------------------------------------------------------------------------
Net Assets                                                             $2,748,790                $300,865              $1,223,080
------------------------------------------------------------------------------------------------------------------------------------


Sources of Net Assets
------------------------------------------------------------------------------------------------------------------------------------
Paid-in capital                                                        $2,594,738                $287,325              $1,177,343
Accumulated net realized loss on investments from Portfolio
     (computed on the basis of identified cost)                            (1,885)                (12,709)                 (4,182)
Accumulated distributions in excess of net investment income               (4,723)                 (1,123)                     --
Net unrealized appreciation of investments from Portfolio
     (computed on the basis of identified cost)                           160,660                  27,372                  49,919
------------------------------------------------------------------------------------------------------------------------------------
Total                                                                  $2,748,790                $300,865              $1,223,080
------------------------------------------------------------------------------------------------------------------------------------


Shares of Beneficial Interest Outstanding
------------------------------------------------------------------------------------------------------------------------------------
                                                                          241,825                  30,292                 116,955

Net Asset Value and Redemption
Price Per Share
------------------------------------------------------------------------------------------------------------------------------------
(Net assets / shares of beneficial interest outstanding)               $    11.37                $   9.93              $    10.46
------------------------------------------------------------------------------------------------------------------------------------


Computation of Offering Price
------------------------------------------------------------------------------------------------------------------------------------
Offering price per share (100 / 95.25)                                 $    11.94                $  10.43              $    10.98
------------------------------------------------------------------------------------------------------------------------------------

On sales of $25,000 or more, the offering price is reduced.

EV Traditional Municipals Funds as of January 31, 1998

FINANCIAL STATEMENTS CONT'D

Statements of Operations

For the Year Ended January 31, 1998

                                                                         Traditional      Traditional       Traditional
                                                                       Florida Insured       Hawaii           Kansas
                                                                             Fund             Fund             Fund
------------------------------------------------------------------------------------------------------------------------------------
Investment Income (Note 1B)
------------------------------------------------------------------------------------------------------------------------------------
Interest income allocated from Portfolio                                   $140,962          $17,679         $ 65,695
------------------------------------------------------------------------------------------------------------------------------------
Net investment income from Portfolio                                       $140,962          $17,679         $ 65,695
------------------------------------------------------------------------------------------------------------------------------------


Expenses
------------------------------------------------------------------------------------------------------------------------------------
Service fees (Note 5)                                                      $  2,716          $   622         $  1,684
Legal and accounting services                                                 8,011            7,656            7,109
Printing and postage                                                          6,756            5,723            7,614
Custodian fee (Note 1F)                                                       4,381            4,799            4,836
Amortization of organization expenses (Note 1D)                               2,626            4,164            3,807
Transfer and dividend disbursing agent fees                                   2,282              339            1,239
Registration fees                                                               276               --              627
Miscellaneous                                                                   626              796              812
------------------------------------------------------------------------------------------------------------------------------------
Total expenses                                                             $ 27,674          $24,099         $ 27,728
------------------------------------------------------------------------------------------------------------------------------------
Deduct --
    Allocation of expenses to the Administrator (Note 4)                   $ 10,879          $22,554         $ 19,186
    Reduction of custodian fee (Note 1F)                                      1,495               --              364
------------------------------------------------------------------------------------------------------------------------------------
Total expense reductions                                                   $ 12,374          $22,554         $ 19,550
------------------------------------------------------------------------------------------------------------------------------------

Net expenses                                                               $ 15,300          $ 1,545         $  8,178
------------------------------------------------------------------------------------------------------------------------------------

Net investment income                                                      $125,662          $16,134         $ 57,517
------------------------------------------------------------------------------------------------------------------------------------


Realized and Unrealized Gain (Loss) from Portfolio
------------------------------------------------------------------------------------------------------------------------------------
Net realized gain (loss) --
    Investment transactions (identified cost basis)                        $ 45,189          $ 7,366         $  9,464
    Financial futures contracts                                             (26,786)          (1,732)          (2,925)
------------------------------------------------------------------------------------------------------------------------------------
Net realized gain on investment transactions                               $ 18,403          $ 5,634         $  6,539
------------------------------------------------------------------------------------------------------------------------------------
Change in unrealized appreciation (depreciation) --
    Investments                                                            $ 91,145          $ 8,316         $ 41,979
    Financial futures contracts                                                (607)            (575)          (1,193)
------------------------------------------------------------------------------------------------------------------------------------
Net change in unrealized appreciation (depreciation) of investments        $ 90,538          $ 7,741         $ 40,786
------------------------------------------------------------------------------------------------------------------------------------

Net realized and unrealized gain on investments                            $108,941          $13,375         $ 47,325
------------------------------------------------------------------------------------------------------------------------------------

Net increase in net assets from operations                                 $234,603          $29,509         $104,842
------------------------------------------------------------------------------------------------------------------------------------

                       See notes to financial statements

EV Traditional Municipals Funds as of January 31, 1998

FINANCIAL STATEMENTS CONT'D

Statements of Changes in Net Assets

For the Year Ended January 31, 1998

                                                                                Traditional          Traditional        Traditional
                                                                              Florida Insured          Hawaii             Kansas
Increase (Decrease) in Net Assets                                                  Fund                 Fund               Fund
------------------------------------------------------------------------------------------------------------------------------------
From operations --
    Net investment income                                                      $   125,662         $    16,134         $    57,517
    Net realized gain on investment transactions                                    18,403               5,634               6,539
    Net change in unrealized appreciation (depreciation) of investments             90,538               7,741              40,786
------------------------------------------------------------------------------------------------------------------------------------
Net increase in net assets from operations                                     $   234,603         $    29,509         $   104,842
------------------------------------------------------------------------------------------------------------------------------------
Distributions to shareholders (Note 2) --
    From net investment income                                                 $  (125,662)        $   (16,134)        $   (57,517)
    In excess of net investment income                                              (1,402)               (272)               (706)
------------------------------------------------------------------------------------------------------------------------------------
Total distributions to shareholders                                            $  (127,064)        $   (16,406)        $   (58,223)
------------------------------------------------------------------------------------------------------------------------------------
Transactions in shares of beneficial interest (Note 3) --
    Proceeds from sale of shares                                               $ 1,312,788         $    14,389         $   301,327
    Net asset value of shares issued to shareholders
        in payment of distributions declared                                        32,542              12,824              47,994
    Cost of shares redeemed                                                     (1,015,591)            (83,823)           (273,584)
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets from Fund share transactions             $   329,739         $   (56,610)        $    75,737
------------------------------------------------------------------------------------------------------------------------------------

Net increase (decrease) in net assets                                          $   437,278         $   (43,507)        $   122,356
------------------------------------------------------------------------------------------------------------------------------------


Net Assets
------------------------------------------------------------------------------------------------------------------------------------
At beginning of year                                                           $ 2,311,512         $   344,372         $ 1,100,724
------------------------------------------------------------------------------------------------------------------------------------
At end of year                                                                 $ 2,748,790         $   300,865         $ 1,223,080
------------------------------------------------------------------------------------------------------------------------------------


Accumulated distributions in excess of
net investment income included in net assets
------------------------------------------------------------------------------------------------------------------------------------
At end of year                                                                 $    (4,723)        $    (1,123)        $       --
------------------------------------------------------------------------------------------------------------------------------------

                       See notes to financial statements

EV Traditional Municipals Funds as of January 31, 1998

FINANCIAL STATEMENTS CONT'D

Statements of Changes in Net Assets

For the Year Ended January 31, 1997


                                                                                  Traditional        Traditional        Traditional
                                                                               Florida Insured          Hawaii            Kansas
Increase (Decrease) in Net Assets                                                    Fund                Fund              Fund
-----------------------------------------------------------------------------------------------------------------------------------
From operations --
    Net investment income                                                      $    94,287         $    18,087         $    50,509
    Net realized gain (loss) on investment transactions                             (3,609)             (2,109)                185
    Net change in unrealized appreciation (depreciation) of investments            (56,147)             (4,788)            (19,108)
-----------------------------------------------------------------------------------------------------------------------------------
Net increase in net assets from operations                                     $    34,531         $    11,190         $    31,586
-----------------------------------------------------------------------------------------------------------------------------------
Distributions to shareholders (Note 2) --
    From net investment income                                                 $   (94,287)        $   (18,087)        $   (50,437)
    In excess of net investment income                                                (332)               (486)                 --
-----------------------------------------------------------------------------------------------------------------------------------
Total distributions to shareholders                                            $   (94,619)        $   (18,573)        $   (50,437)
-----------------------------------------------------------------------------------------------------------------------------------
Transactions in shares of beneficial interest (Note 3) --
    Proceeds from sale of shares                                               $   962,010         $    52,153         $   303,597
    Net asset value of shares issued to shareholders in payment of
     distributions declared                                                         29,418              13,602              44,800
    Cost of shares redeemed                                                       (227,205)            (51,016)            (76,015)
-----------------------------------------------------------------------------------------------------------------------------------
Net increase in net assets from Fund share transactions                        $   764,223         $    14,739         $   272,382
-----------------------------------------------------------------------------------------------------------------------------------

Net increase in net assets                                                     $   704,135         $     7,356         $   253,531
-----------------------------------------------------------------------------------------------------------------------------------


Net Assets
-----------------------------------------------------------------------------------------------------------------------------------
At beginning of year                                                           $ 1,607,377         $   337,016         $   847,193
-----------------------------------------------------------------------------------------------------------------------------------
At end of year                                                                 $ 2,311,512         $   344,372         $ 1,100,724
-----------------------------------------------------------------------------------------------------------------------------------


Accumulated distributions in excess of net
investment income included in net assets
-----------------------------------------------------------------------------------------------------------------------------------
At end of year                                                                 $    (3,321)        $      (851)        $       (62)
-----------------------------------------------------------------------------------------------------------------------------------

                       See notes to financial statements

EV Traditional Municipals Funds as of January 31, 1998

FINANCIAL STATEMENTS CONT'D

Financial Highlights

                                                                 Traditional Florida Insured Fund
                                                            -----------------------------------------------
                                                                      Year Ended January 31,
                                                            -----------------------------------------------
                                                                1998       1997      1996        1995*
-----------------------------------------------------------------------------------------------------------
Net asset value -- Beginning of year                         $ 10.850   $ 11.220    $ 10.430   $ 10.000
-----------------------------------------------------------------------------------------------------------


Income (loss) from operations
-----------------------------------------------------------------------------------------------------------
Net investment income                                        $  0.552   $  0.573    $  0.564   $  0.509
Net realized and unrealized gain (loss) on investments          0.526     (0.368)      0.811      0.435
-----------------------------------------------------------------------------------------------------------
Total income (loss) from operations                          $  1.078   $  0.205    $  1.375   $  0.944
-----------------------------------------------------------------------------------------------------------


Less distributions
-----------------------------------------------------------------------------------------------------------
From net investment income                                   $ (0.552)  $ (0.573)   $ (0.564)  $ (0.509)
In excess of net investment income                             (0.006)    (0.002)     (0.021)    (0.005)
-----------------------------------------------------------------------------------------------------------
Total distributions                                          $ (0.558)  $ (0.575)   $ (0.585)  $ (0.514)
-----------------------------------------------------------------------------------------------------------

Net asset value -- End of year                               $ 11.370   $ 10.850    $ 11.220   $ 10.430
-----------------------------------------------------------------------------------------------------------

Total Return/(1)/                                               10.23%      1.97%      13.51%      9.18%
-----------------------------------------------------------------------------------------------------------


Ratios/Supplemental Data+++
-----------------------------------------------------------------------------------------------------------
Net assets, end of year (000's omitted)                      $  2,749   $  2,312    $  1,607   $  1,213
Ratio of net expenses to average daily net assets/(2)(3)/        0.73%      0.69%       0.82%      0.01%+
Ratio of net expenses to average daily net assets
    after custodian fee reduction/(2)/                           0.60%      0.45%       0.54%        --
Ratio of net investment income to average daily net assets       4.99%      5.25%       5.20%      5.37%+
-----------------------------------------------------------------------------------------------------------

+++ The operating expenses of the Funds and the Portfolios may reflect a reduction of the investment adviser fee, an allocation of expenses to the Adviser and/or Administrator, or both. Had such actions not been taken, the ratios and net investment income (loss) per share would have been as follows:

Ratios (As a percentage of average daily net assets):
    Expenses/(2)(3)/                                             1.58%      1.90%       2.32%      3.00%+
    Expenses after custodian fee reduction/(2)/                  1.45%      1.66%       2.04%        --
    Net investment income (loss)                                 4.14%      4.04%       3.70%      2.38%+
Net investment income (loss) per share                      $   0.458   $  0.441    $  0.401    $ 0.226
-----------------------------------------------------------------------------------------------------------

                                                                        Traditional Hawaii Fund
                                                              ---------------------------------------------
                                                                         Year Ended January 31,
                                                              ---------------------------------------------
                                                                1998       1997       1996      1995**
-----------------------------------------------------------------------------------------------------------
Net asset value -- Beginning of year                        $   9.540   $  9.760   $  9.040   $ 10.000
-----------------------------------------------------------------------------------------------------------


Income (loss) from operations
-----------------------------------------------------------------------------------------------------------
Net investment income                                       $   0.479   $  0.490   $  0.424   $   0.365
Net realized and unrealized gain (loss) on investments          0.398     (0.207)     0.757      (0.880)++
-----------------------------------------------------------------------------------------------------------
Total income (loss) from operations                         $   0.877   $  0.283   $  1.181   $  (0.515)
-----------------------------------------------------------------------------------------------------------


Less distributions
-----------------------------------------------------------------------------------------------------------
From net investment income                                  $  (0.479)  $ (0.490)  $ (0.424)  $  (0.365)
In excess of net investment income                             (0.008)    (0.013)    (0.037)     (0.080)
-----------------------------------------------------------------------------------------------------------
Total distributions                                         $  (0.487)  $ (0.503)  $ (0.461)  $  (0.445)
-----------------------------------------------------------------------------------------------------------

Net asset value -- End of year                              $   9.930   $  9.540   $  9.760    $  9.040
-----------------------------------------------------------------------------------------------------------

Total Return/(1)/                                                9.46%      3.17%     13.34%      (5.23)%
-----------------------------------------------------------------------------------------------------------


Ratios/Supplemental Data+++
-----------------------------------------------------------------------------------------------------------
Net assets, end of year (000's omitted)                     $     301   $    344   $    337    $    257
Ratio of net expenses to average daily net assets/(2)(3)/        0.50%      0.46%      1.04%       1.01%+
Ratio of net expenses to average daily net assets
    after custodian fee reduction/(2)/                           0.47%      0.40%      0.95%         --
Ratio of net investment income to average daily net assets       4.92%      5.14%      4.48%       4.44%+
-----------------------------------------------------------------------------------------------------------

+++ The operating expenses of the Funds and the Portfolios may reflect a reduction of the investment adviser fee, an allocation of expenses to the Adviser and/or Administrator, or both. Had such actions not been taken, the ratios and net investment income (loss) per share would have been as follows:

Ratios (As a percentage of average daily net assets):
    Expenses/(2)(3)/                                             7.79%      7.10%      9.34%       7.31%+
    Expenses after custodian fee reduction/(2)/                  7.76%      7.04%      9.25%         --
    Net investment income (loss)                                (2.37)%    (1.50)%    (3.82)%     (1.86)%+
Net investment income (loss) per share                      $  (0.231)  $ (0.124)  $ (0.362)   $ (0.153)
-----------------------------------------------------------------------------------------------------------

+     Annualized.

++ The per share amount is not in accord with the net realized and unrealized gains and losses for the period because of the timing of sales of Fund shares and the amount of the per share realized and unrealized gains and losses at such time.

* For the period from the start of business, March 3, 1994 to January 31, 1995.

** For the period from the start of business, March 14, 1994 to January 31, 1995.

/(1)/ Total return is calculated assuming a purchase at the net asset value on the first day and a sale at the net asset value on the last day of each period reported. Dividends and distributions, if any, are assumed to be reinvested at the net asset value on the payable date. Total return is not computed on an annualized basis.

/(2)/ Includes each Fund's share of its corresponding Portfolio's allocated expenses.

/(3)/ The expense ratios for the year ended January 31, 1996 and thereafter have been adjusted to reflect a change in reporting requirements. The new reporting guidelines require each Fund, as well as its corresponding Portfolio, to increase its expense ratios by the effect of any offset arrangements with its service providers. The expense ratios for the period ended January 31, 1995 have not been adjusted to reflect this change.

                       See notes to financial statements

EV Traditional Municipals Funds as of January 31, 1998

FINANCIAL STATEMENTS CONT'D

Financial Highlights

                                                                                     Traditional Kansas Fund
                                                                  ------------------------------------------------------------
                                                                                      Year Ended January 31,
                                                                  ------------------------------------------------------------
                                                                      1998           1997           1996          1995*
------------------------------------------------------------------------------------------------------------------------------
Net asset value -- Beginning of year                              $   10.050    $   10.270      $    9.540      $   10.000
------------------------------------------------------------------------------------------------------------------------------


Income (loss) from operations
------------------------------------------------------------------------------------------------------------------------------
Net investment income                                             $    0.511    $    0.529      $    0.461      $    0.379
Net realized and unrealized gain (loss) on investments                 0.416        (0.221)          0.730          (0.386)++
------------------------------------------------------------------------------------------------------------------------------
Total income (loss) from operations                               $    0.927    $    0.308      $    1.191      $   (0.007)
------------------------------------------------------------------------------------------------------------------------------


Less distributions
------------------------------------------------------------------------------------------------------------------------------
From net investment income                                        $   (0.511)   $   (0.528)     $   (0.461)     $   (0.379)
In excess of net investment income                                    (0.006)           --              --          (0.074)
------------------------------------------------------------------------------------------------------------------------------
Total distributions                                               $   (0.517)   $   (0.528)     $   (0.461)     $   (0.453)
------------------------------------------------------------------------------------------------------------------------------

Net asset value -- End of year                                    $   10.460    $   10.050      $   10.270      $    9.540
------------------------------------------------------------------------------------------------------------------------------

Total Return/(1)/                                                       9.47%         3.26%          12.73%          (0.11)%
------------------------------------------------------------------------------------------------------------------------------


Ratios/Supplemental Data+++
------------------------------------------------------------------------------------------------------------------------------
Net assets, end of year (000's omitted)                           $    1,223    $    1,101      $      847      $      665
Ratio of net expenses to average daily net assets/(2)(3)/               0.79%         0.70%           1.29%           0.95%+
Ratio of net expenses to average daily net assets
    after custodian fee reduction/(2)/                                  0.71%         0.52%           0.95%             --
Ratio of net investment income to average daily net assets              5.00%         5.27%           4.70%           4.32%+
------------------------------------------------------------------------------------------------------------------------------

+++ The operating expenses of the Fund and the Portfolio may reflect a reduction of the investment adviser fee, an allocation of expenses to the Adviser and/or Administrator, or both. Had such actions not been taken, the ratios and net investment income per share would have been as follows:

Ratios (As a percentage of average daily net assets):
    Expenses/(2)(3)/                                                    2.97%         3.04%           5.30%           3.68%+
    Expenses after custodian fee reduction/(2)/                         2.89%         2.86%           4.96%             --
    Net investment income                                               2.82%         2.93%           0.69%           1.59%+
Net investment income per share                                   $    0.288    $    0.294      $    0.068      $    0.139
------------------------------------------------------------------------------------------------------------------------------

+     Annualized.

++ The per share amount is not in accord with the net realized and unrealized gains and losses for the period because of the timing of sales of Fund shares and the amount of the per share realized and unrealized gains and losses at such time.

* For the period from the start of business, March 3, 1994 to January 31, 1995.

/(1)/ Total return is calculated assuming a purchase at the net asset value on the first day and a sale at the net asset value on the last day of each period reported. Dividends and distributions, if any, are assumed to be reinvested at the net asset value on the payable date. Total return is not computed on an annualized basis.

/(2)/ Includes the Fund's share of its corresponding Portfolio's allocated expenses.

/(3)/ The expense ratios for the year ended January 31, 1996 and thereafter have been adjusted to reflect a change in reporting requirements. The new reporting guidelines require the Fund, as well as its Portfolio, to increase its expense ratios by the effect of any expense offset arrangements with its service providers. The expense ratios for the period ended January 31, 1995 have not been adjusted to reflect this change.

                       See notes to financial statements

EV Traditional Municipals Funds as of January 31, 1998

NOTES TO FINANCIAL STATEMENTS


1 Significant Accounting Policies
  ------------------------------------------------------------------------------
  Eaton Vance Municipals Trust II (the Trust) is an entity of the type commonly known as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Trust presently consists of nine non-diversified Funds, three of which are included in these financial statements. They include EV Traditional Florida Insured Municipals ("Traditional Florida Insured Fund"), EV Traditional Hawaii Municipals Fund ("Traditional Hawaii Fund") and EV Traditional Kansas Municipals Fund ("Traditional Kansas Fund"). Each Fund invests all of its investable assets in interests in a separate corresponding open-end management investment company (a "Portfolio"), a New York Trust, having the same investment objective as its corresponding Fund. The Traditional Florida Insured Fund invests its assets in the Florida Insured Municipals Portfolio, the Traditional Hawaii Fund invests its assets in the Hawaii Municipals Portfolio and the Traditional Kansas Fund invests its assets in the Kansas Municipals Portfolio. The value of each Fund's investment in its corresponding Portfolio reflects the Fund's proportionate interest in the net assets of that Portfolio (11.0%, 1.4% and 10.6% at January 31, 1998 for the Traditional Florida Insured Fund, Traditional Hawaii Fund and Traditional Kansas Fund, respectively). The performance of each Fund is directly affected by the performance of its corresponding Portfolio. The financial statements of each Portfolio, including the portfolio of investments, are included elsewhere in this report and should be read in conjunction with each Fund's financial statements.

  On June 23, 1997, the Board of Trustees approved a Plan of Reorganization (the "Plan") for the Trust. Under the terms of the Plan, the EV Marathon Florida Insured Municipals Fund, the EV Marathon Hawaii Municipals Fund and the EV Marathon Kansas Municipals Fund (the Successor Funds), each a separate series of the Trust, would acquire substantially all of the assets and liabilities of the Traditional Florida Insured Fund, the Traditional Hawaii Fund and the Traditional Kansas Municipals Fund, respectively (the Acquired Funds). The transactions will be structured for tax purposes to qualify as a tax-free reorganization under the Internal Revenue Code. The Trust will issue and deliver to the Acquired Funds a number of full and fractional shares of beneficial interest of a separate class of the Successor Funds (Class A shares), which will be equal in value to the net asset value per share of the Acquired Funds multiplied by the number of full and fractional shares of the Acquired Funds then outstanding.

  Such transactions will occur after the close of business, on January 31, 1998.

  Effective February 1, 1998, the EV Marathon Florida Insured Municipals Fund, EV Marathon Hawaii Municipals Fund and EV Marathon Kansas Municipals Fund changed their names to the Eaton Vance Florida Insured Municipals Fund, Eaton Vance Hawaii Municipals Fund and Eaton Vance Kansas Municipals Fund.

  The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles.

  A Investment Valuation -- Valuation of securities by the Portfolios is discussed in Note 1A of the Portfolios' Notes to Financial Statements which are included elsewhere in this report.

  B Income -- Each Fund's net investment income consists of each Fund's pro rata share of the net investment income of its corresponding Portfolio, less all actual and accrued expenses of each Fund determined in accordance with generally accepted accounting principles.

  C Federal Taxes -- Each Fund's policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year all of its taxable and tax-exempt income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is necessary. At January 31, 1998, the Traditional Florida Insured Fund and the Traditional Hawaii Fund, for federal income tax purposes, had capital loss carryovers which will reduce taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code, and thus will reduce the amount of the distributions to shareholders which would otherwise be necessary to relieve the Funds of any liability for Federal income or excise tax. The amounts and expiration dates of the capital loss carryovers are as follows:

  Fund                                            Amount        Expires
  ------------------------------------------------------------------------------
  Traditional Florida Insured Fund                 $ 1,820      January 31, 2004

  Traditional Hawaii Fund                          $   799      January 31, 2005
                                                    11,991      January 31, 2004

EV Traditional Municipals Funds as of January 31, 1998

NOTES TO FINANCIAL STATEMENTS CONT'D


  Dividends paid by each Fund from net interest on tax-exempt municipal bonds allocated from its corresponding Portfolio are not includable by shareholders as gross income for federal income tax purposes because each Fund and Portfolio intend to meet certain requirements of the Internal Revenue Code applicable to regulated investment companies which will enable the Funds to pay exempt-interest dividends. The portion of such interest, if any, earned on private activity bonds issued after August 7, 1986 may be considered a tax preference item to shareholders.

  D Deferred Organization Expenses -- Costs incurred by a Fund in connection with its organization, including registration costs, are being amortized on the straight-line basis over five years.

  E Use of Estimates -- The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenue and expense during the reporting period. Actual results could differ from those estimates.

  F Expense Reduction -- Investors Bank & Trust Company (IBT) serves as custodian of the Funds and Portfolios. Pursuant to the respective custodian agreements, IBT receives a fee reduced by credits which are determined based on the average daily cash balances the Funds and Portfolios maintain with IBT. All significant credit balances used to reduce each Fund's custodian fees are reported as a reduction of expenses in the Statement of Operations.

  G Other -- Investment transactions are accounted for on a trade date basis.


2 Distributions to Shareholders
  ------------------------------------------------------------------------------
  The net income of each Fund is determined daily and substantially all of the net income so determined is declared as a dividend to shareholders of record at the time of declaration. Distributions are paid monthly. Distributions of allocated realized capital gains, if any, are made at least annually. Shareholders may reinvest capital gain distributions in additional shares of the Fund at the net asset value as of the ex-dividend date. Distributions from net income are paid in the form of additional shares or at the election of the shareholder, in cash.

  The Funds distinguish between distributions on a tax basis and a financial reporting basis. Generally accepted accounting principles require that only distributions in excess of tax basis earnings and profits be reported in the financial statements as a return of capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits which result in temporary over distributions for financial statement purposes are classified as distributions in excess of net investment income or accumulated net realized gains. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital. During the year ended January 31, 1998, for the Traditional Kansas Fund, accumulated distributions in excess of net investment income was increased $768, accumulated net realized loss was decreased $3,759 and paid-in capital was increased $2,991 due to permanent differences between book and tax accounting for distributions. Net investment income, net realized gains and net assets were not affected by these reclassifications.

  The tax treatment of distributions for the calendar year will be reported to shareholders prior to February 1, 1999 and will be based on tax accounting methods which may differ from amounts determined for financial statement purposes.


3 Shares of Beneficial Interest
  ------------------------------------------------------------------------------
  The Funds' Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Transactions in Fund shares were as follows:

                                              Traditional Florida Insured Fund
                                            ------------------------------------
                                                    Year Ended January 31,
                                            ------------------------------------
                                                 1998                   1997
  ------------------------------------------------------------------------------
   Sales                                       118,485                 88,077
   Issued to shareholders electing to
     receive payments of distributions
     in Fund shares                              2,974                  2,715
   Redemptions                                 (92,641)               (21,016)
  ------------------------------------------------------------------------------
   Net increase                                 28,818                 69,776
  ------------------------------------------------------------------------------

EV Traditional Municipals Funds as of January 31, 1998

NOTES TO FINANCIAL STATEMENTS CONT'D


                                                   Traditional Hawaii Fund
                                            ------------------------------------
                                                    Year Ended January 31,
                                            ------------------------------------
                                                 1998                   1997
  ------------------------------------------------------------------------------
   Sales                                         1,485                  5,491
   Issued to shareholders electing to
     receive payments of distributions
     in Fund shares                              1,083                  1,433
   Redemptions                                  (8,384)                (5,338)
  ------------------------------------------------------------------------------
   Net increase (decrease)                      (5,816)                 1,586
  ------------------------------------------------------------------------------



                                                  Traditional Kansas Fund
                                            ------------------------------------
                                                   Year Ended January 31,
                                            ------------------------------------
                                                 1998                   1997
  ------------------------------------------------------------------------------
   Sales                                        29,342                 30,120
   Issued to shareholders electing
     to receive payments of distributions
     in Fund shares                              4,692                  4,467
   Redemptions                                 (26,574)                (7,581)
  ------------------------------------------------------------------------------
   Net increase                                  7,460                 27,006
  ------------------------------------------------------------------------------


4 Transactions with Affiliates
  ------------------------------------------------------------------------------
  Eaton Vance Management (EVM) serves as the Administrator of each Fund, but receives no compensation. Each of the Portfolios has engaged Boston Management and Research (BMR), a subsidiary of EVM, to render investment advisory services. See Note 2 of the Portfolios' Notes to Financial Statements which are included elsewhere in this report. To enhance the net income of the Funds for the year ended January 31, 1998, $10,879, $22,554 and $19,186 of expenses related to the operation of the Traditional Florida Insured Fund, Traditional Hawaii Fund and Traditional Kansas Fund, respectively, were allocated to EVM. Eaton Vance Distributors, Inc. (EVD), a subsidiary of EVM and the Funds' principal underwriter, received $408 as its portion of the sales charge on sales of Traditional Florida Insured Fund shares for the year ended
  January 31, 1998.

  Certain of the officers and Trustees of the Funds and Portfolios are officers and directors/trustees of the above organizations. Except as to Trustees of the Funds and the Portfolios who are not members of EVM's or BMR's organization, officers and Trustees receive remuneration for their services to each Fund out of the investment adviser fee earned by BMR.


5 Service Plan
  ------------------------------------------------------------------------------
  Each Fund has adopted a Service Plan designed to meet the requirements of the sales charge rule of The National Association of Securities Dealers Inc. The Service Plans provide that each Fund may make service fee payments to Eaton Vance Distributors, Inc. (EVD), Authorized Firms or other persons in amounts not exceeding 0.25% of each Fund's average daily net assets for any fiscal year. The Trustees have initially implemented each Plan by authorizing each Fund to make quarterly service fee payments to the Principal Underwriter and Authorized Firms in amounts not exceeding 0.20% of each Fund's average daily net assets for any fiscal year which is attributable to shares of a Fund sold by such persons and remaining outstanding for at least one year. Service fee payments are made for personal services and/or the maintenance of shareholder accounts. For the year ended January 31, 1998, the Traditional Florida Insured Fund, Traditional Hawaii Fund and Traditional Kansas Fund paid or accrued service fees of $2,716, $622, and $1,684, respectively.

  Certain of the officers and Trustees of the Funds are officers or directors of EVD.


6 Investment Transactions
  ------------------------------------------------------------------------------
  Increases and decreases in each Fund's investment in its corresponding Portfolio for the year ended January 31, 1998 were as follows:

  Traditional Florida Insured Fund
  ------------------------------------------------------------------------------
  Increases                                                         $ 1,320,119

  Decreases                                                          (1,129,115)

  Traditional Hawaii Fund
  ------------------------------------------------------------------------------
  Increases                                                         $    37,759

  Decreases                                                            (104,753)


  Traditional Kansas Fund
  ------------------------------------------------------------------------------
  Increases                                                         $   320,539

  Decreases                                                            (302,392)

EV Traditional Municipals Funds as of January 31, 1998

INDEPENDENT AUDITORS' REPORT


To the Trustees and Shareholders of
Eaton Vance Municipals Trust II:
--------------------------------------------------------------------------------
We have audited the accompanying statements of assets and liabilities of EV Traditional Florida Insured Municipals Fund, EV Traditional Hawaii Municipals Fund and EV Traditional Kansas Municipals Fund (certain of the series constituting Eaton Vance Municipals Trust II) as of January 31, 1998, the related statements of operations for the year then ended, the statements of changes in net assets for the years ended January 31, 1998 and 1997 and the financial highlights for each of the three years ended January 31, 1998 and for the period from the start of business to January 31, 1995. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the aforementioned funds of Eaton Vance Municipals Trust II at January 31, 1998, the results of their operations, the changes in their net assets and their financial highlights for the respective stated periods in conformity with generally accepted accounting principles.



                                                DELOITTE & TOUCHE LLP
                                                Boston, Massachusetts
                                                March 13, 1998

Florida Insured Municipals Portfolio as of January 31, 1998

PORTFOLIO OF INVESTMENTS


Tax-Exempt Investments -- 100.0%

Ratings (Unaudited)
------------------- Principal
                    Amount
          Standard  (000's
Moody's   & Poor's  omitted)   Security                      Value
---------------------------------------------------------------------------

Housing -- 16.0%
---------------------------------------------------------------------------
 Aaa       NR       $  360     Duval County, FL, Housing
                               Finance Authority, Single
                               Family Mortgage Revenue,
                               (GNMA), (AMT), 6.70%, 10/1/26 $   386,104

 Aaa       AAA         750     Escambia, FL, HFA, SFMR,
                               (GNMA), (AMT), 7.00%, 4/1/28      827,415

 Aaa       NR          730     Manatee, FL, HFA, SFMR,
                               (GNMA), (AMT), 6.875%,
                               11/1/26                           810,110

 Aaa       NR        1,000     Pinellas County, FL, HFA,
                               SFMR, (AMT), 5.80%, 3/1/29      1,029,620

 NR        AAA         795     Pinellas, FL, HFA, SFMR,
                               (GNMA), (AMT), 6.70%, 2/1/28      853,274
---------------------------------------------------------------------------
                                                             $ 3,906,523
---------------------------------------------------------------------------

Insured-Education -- 2.1%
---------------------------------------------------------------------------
 Aaa       AAA      $  500     Florida A&M University,
                               (Student Apartment
                               Facilities), (MBIA), 5.625%,
                               7/1/25                        $   524,375
---------------------------------------------------------------------------
                                                             $   524,375
---------------------------------------------------------------------------

Insured-Electric Utilities -- 9.6%
---------------------------------------------------------------------------
 Aaa       AAA      $  445     Citrus County, FL, PCR,
                               (MBIA), 6.35%, 2/1/22         $   488,374

 Aaa       AAA         895     Florida State Municipal
                               Power Agency, (Stanton
                               Project), (AMBAC),
                               4.50%, 10/1/27                    817,099

 Aaa       AAA       1,000     Puerto Rico Electric Power
                               Authority, (MBIA), 5.50%,
                               7/1/25                          1,032,510
---------------------------------------------------------------------------
                                                             $ 2,337,983
---------------------------------------------------------------------------

Insured-Hospitals -- 0.8%
---------------------------------------------------------------------------
 Aaa       AAA      $  200     Dade, FL, Public Facilities
                               Revenue, (Jackson Memorial
                               Hospital), (MBIA), 4.875%,
                               6/1/15                        $   197,796
---------------------------------------------------------------------------
                                                             $   197,796
---------------------------------------------------------------------------

Insured-Housing -- 14.5%
---------------------------------------------------------------------------
 NR        A        $  375     Clearwater, FL, HFA,
                               (Hamptons at Clearwater),
                               (ACA), 5.30%, 5/1/18          $   376,136

 NR        A           500     Clearwater, FL, HFA,
                               (Hamptons at Clearwater),
                               (ACA), 5.35%, 5/1/24              501,510

 Aaa       AAA         500     Florida Health Facilities
                               Authority, (Maitland Club
                               Apartments), (AMBAC),
                               (AMT), 6.875%, 8/1/26             545,740

 Aaa       AAA       1,000     Florida HFA, (Mariner Club
                               Apartments), (AMBAC),
                               (AMT), 6.375%, 9/1/36/(1)/      1,072,770

 Aaa       AAA         500     Florida HFA, (MBIA), (AMT),
                               5.90%, 7/1/29                     520,210

 Aaa       AAA         500     Florida HFA, (Spinnaker
                               Cove Apartments), (AMBAC),
                               (AMT), 6.50%, 7/1/36              538,405
---------------------------------------------------------------------------
                                                             $ 3,554,771
---------------------------------------------------------------------------

Insured-Industrial Development Revenue -- 2.2%
---------------------------------------------------------------------------
 Aaa       AAA      $  500     Dade County, FL, Resources
                               Recovery Facilities,
                               (AMBAC), (AMT), 5.50%,
                               10/1/13                       $   525,085
---------------------------------------------------------------------------
                                                             $   525,085
---------------------------------------------------------------------------

Insured-Special Tax Revenue -- 18.4%
---------------------------------------------------------------------------
 Aaa       AAA      $1,000     Bradenton, FL, Special
                               Revenue Sub-Lien, (FGIC),
                               5.00%, 10/1/15                $ 1,004,500

 Aaa       AAA       1,000     Jacksonville, FL, Excise
                               Taxes Revenue, (FGIC),
                               5.00%, 10/1/16                  1,003,740

 Aaa       AAA       1,000     Jacksonville, FL, Excise
                               Taxes Revenue, (FGIC),
                               (AMT), 5.70%, 10/1/09           1,049,980

 Aaa       AAA         250     Orange, FL, Tourist
                               Development Tax, (MBIA),
                               6.00%, 10/1/24                    272,825

 Aaa       AAA         505     St. Petersburg, FL, Excise
                               Tax Revenue, (FGIC), 5.00%,
                               10/1/16                           506,101

 Aaa       AAA         340     Sunrise, FL, Public
                               Facilities Revenue, (MBIA),
                               0.00%, 10/1/15                    144,293

 Aaa       AAA         500     Tampa, FL, Occupational
                               License Tax Revenue,
                               (FGIC), 5.50%, 10/1/27            521,700
---------------------------------------------------------------------------
                                                             $ 4,503,139
---------------------------------------------------------------------------

Insured-Transportation -- 12.3%
---------------------------------------------------------------------------
 Aaa       AAA      $1,000     Dade County, FL, Aviation
                               Revenue, (Miami
                               International
                               Airport-Series B), (FSA),
                               (AMT), 5.125%, 10/1/22        $   990,940

 Aaa       AAA       1,000     Dade County, FL, Seaport
                               Revenue, (MBIA), 5.125%,
                               10/1/16                         1,011,820


                      See notes to financial statements

Florida Insured Municipals Portfolio as of January 31, 1998

PORTFOLIO OF INVESTMENTS CONT'D


Ratings (Unaudited)
------------------- Principal
                    Amount
          Standard  (000's
Moody's   & Poor's  omitted)   Security                      Value
-----------------------------------------------------------------------------

Insured-Transportation (continued)
-----------------------------------------------------------------------------
 Aaa       AAA      $1,000     Florida Ports Financing
                               Commission, (State
                               Transportation Trust Fund),
                               (MBIA), (AMT), 5.375%,
                               6/1/27                        $ 1,013,920
-----------------------------------------------------------------------------
                                                             $ 3,016,680
-----------------------------------------------------------------------------

Insured-Water and Sewer -- 24.1%
-----------------------------------------------------------------------------
 Aaa       AAA      $  500     Dade County, FL, Water And
                               Sewer System Revenue,
                               (FGIC), 5.25%, 10/1/26        $   506,060

 Aaa       AAA         325     Dade County, FL, Water and
                               Sewer System, (FGIC),
                               5.375%, 10/1/16                   337,110

 Aaa       AAA         735     Enterprise Community
                               Development District, FL,
                               Water and Sewer Revenue,
                               (MBIA), 6.125%, 5/1/24            803,414

 Aaa       AAA       1,000     Jacksonville, FL, Water and
                               Sewer Revenue, (AMBAC),
                               (AMT), 6.35%, 8/1/25            1,108,030

 Aaa       AAA       1,000     Lee County, FL, (Bonita
                               Springs), (MBIA), (AMT),
                               6.05%, 11/1/20                  1,087,520

 Aaa       AAA          70     North Port, FL, Utility
                               Revenue, (FGIC), 6.25%,
                               10/1/17                            76,861

 Aaa       AAA         500     North Port, FL, Utility
                               Revenue, (FGIC), 6.25%,
                               10/1/22                           549,015

 Aaa       AAA         400     Titisville, FL, Water and
                               Sewer Revenue, (MBIA),
                               6.00%, 10/1/24                    436,520

 Aaa       AAA       1,000     Vero Beach, FL, Water and
                               Sewer Revenue, (FGIC),
                               5.00%, 12/1/21                    983,520
-----------------------------------------------------------------------------
                                                             $ 5,888,050
-----------------------------------------------------------------------------

Total Tax Exempt Investments -- 100%
    (identified cost $22,620,877)                            $24,454,402
-----------------------------------------------------------------------------

AMT - Interest earned from these securities may be considered a tax preference item for purposes of the Federal Alternative Minimum Tax.

The Portfolio primarily invests in debt securities issued by Florida municipalities. The ability of the issuers of the debt securities to meet their obligations may be affected by economic developments in a specific industry or municipality. In order to reduce the risk associated with such economic developments, at January 31, 1998, 84.0% of the securities in the portfolio of investments are backed by bond insurance of various financial institutions and financial guaranty assurance agencies. At January 31, 1998, the Portfolio's insured securities by financial institution are as follows:


                                                        % of
                                   Market Value         Market Value
-------------------------------------------------------------------------------
American Capital Access  (ACA)     $     877,646          3.6%

American Municipal Bond Assurance
     Corp. (AMBAC)                     4,607,129         18.8

Financial Guaranty Insurance
     Corp. (FGIC)                      6,538,588         26.7

Financial Security Assurance (FSA)       990,940          4.1

Municipal Bond Insurance Assoc.
    (MBIA)                             7,533,577         30.8
-------------------------------------------------------------------------------

Total                              $  20,547,880         84.0%
-------------------------------------------------------------------------------
/(1)/ Security (or a portion thereof) has been segregated to cover margin requirements on open financial futures contracts.

                       See notes to financial statements

Hawaii Municipals Portfolio as of January 31, 1998

PORTFOLIO OF INVESTMENTS


Tax-Exempt Investments -- 100.0%


Ratings (Unaudited)
------------------- Principal
                    Amount
          Standard  (000's
Moody's   & Poor's  omitted)   Security                      Value
---------------------------------------------------------------------------

Electric Utilities -- 2.9%
---------------------------------------------------------------------------
 Baa1      BBB+     $1,500     Puerto Rico Electric Power
                               Authority, 0.00%, 7/1/17      $   568,395
---------------------------------------------------------------------------
                                                             $   568,395
---------------------------------------------------------------------------

General Obligations -- 7.3%
---------------------------------------------------------------------------
 Aa2       AA       $  750     City and County of
                               Honolulu, HI, 4.75%, 9/1/17   $   724,905

 Baa1      A           285     Commonwealth of Puerto
                               Rico, Public Improvement,
                               0.00%, 7/1/15                     121,598

 NR        BBB         400     Government of Guam,
                               5.375%, 11/15/13                  406,452

 Aa3       A+          140     State of Hawaii, 5.75%,
                               1/1/11                            155,617
---------------------------------------------------------------------------
                                                             $ 1,408,572
---------------------------------------------------------------------------

Hospitals -- 14.7%
---------------------------------------------------------------------------
 A2        A+       $  400     State of Hawaii Department
                               of Budget and Finance,
                               (Kaiser Permanente), 6.25%,
                               3/1/21                        $   425,004

 A         A           635     State of Hawaii Department
                               of Budget and Finance,
                               (Kapiolani Health System),
                               6.00%, 7/1/19                     669,506

 Aa3       AA          870     State of Hawaii Department
                               of Budget and Finance,
                               (Queens Health System),
                               5.75%, 7/1/26                     918,111

 NR        BBB-        750     State of Hawaii Department
                               of Budget and Finance,
                               Special Purpose Mortgage
                               Revenue, (Wahiawa General
                               Hospital), 7.50%, 7/1/12          828,083
---------------------------------------------------------------------------
                                                             $ 2,840,704
---------------------------------------------------------------------------

Housing -- 8.9%
---------------------------------------------------------------------------
 Aa1       AA       $  500     State of Hawaii Housing
                               Finance and Development
                               Corp., 5.75%, 7/1/30          $   511,750

 Aa1       AA        1,000     State of Hawaii Housing
                               Finance and Development,
                               Single Family Mortgage
                               Bonds, 5.90%, 7/1/27/(1)/       1,038,899

 Aa1       AA          175     State of Hawaii Housing
                               Finance and Development,
                               Single Family Mortgage
                               Bonds, (AMT), 6.00%, 7/1/26       181,183
---------------------------------------------------------------------------
                                                             $ 1,731,832
---------------------------------------------------------------------------

Industrial Development Revenue/Pollution
Control Revenue -- 4.2%
---------------------------------------------------------------------------
 A1        AA-      $  550     Puerto Rico Industrial,
                               Tourist, Educational,
                               Medical and Environmental
                               Control Authority, (Upjohn
                               Co.), 7.50%, 12/1/23          $   584,144

 Ba3       BB-         220     State Department of
                               Transportation, HI,
                               (Continental Airlines,
                               Inc.), (AMT), 5.625%,
                               11/15/27                          220,581
---------------------------------------------------------------------------
                                                             $   804,725
---------------------------------------------------------------------------

Insured-Education -- 5.5%
---------------------------------------------------------------------------
 Aaa       AAA      $  500     Hawaii State Housing
                               Development Corp.,
                               (University of Hawaii),
                               (AMBAC), 5.65%, 10/1/16       $   528,855

 Aaa       AAA         500     University of Hawaii Board
                               of Regents, University
                               System, (AMBAC),
                               5.65%, 10/1/12                    530,150
---------------------------------------------------------------------------
                                                             $ 1,059,005
---------------------------------------------------------------------------

Insured-Electric Utilities -- 11.8%
---------------------------------------------------------------------------
 Aaa       AAA      $  100     Puerto Rico Electric Power
                               Authority, "STRIPES",
                               (FSA), Variable
                               Rate, 7/1/03/(2)/             $   115,875

 Aaa       AAA         500     State of Hawaii Department
                               of Budget and Finance,
                               (Hawaii Electric Co.,
                               Inc.), (AMT), (MBIA),
                               6.20%, 5/1/26                     546,995

 Aaa       AAA         500     State of Hawaii Department
                               of Budget and Finance,
                               (Hawaii Electric Co.,
                               Inc.), (AMT), (MBIA),
                               6.60%, 1/1/25                     557,285

 Aaa       AAA       1,000     State of Hawaii Department
                               of Budget and Finance, HI,
                               (Hawaiian Electric Co.),
                               (MBIA), (AMT),
                               5.65%, 10/1/27                  1,055,999
---------------------------------------------------------------------------
                                                             $ 2,276,154
---------------------------------------------------------------------------

Insured-General Obligations -- 21.0%
---------------------------------------------------------------------------
 Aaa       AAA      $  250     City and County of
                               Honolulu, HI, (FGIC),
                               5.00%, 11/1/16                $   250,423

 Aaa       AAA         700     County of Hawaii, HI,
                               (FGIC), 5.55%, 5/1/10             768,943

 Aaa       AAA         305     County of Kauai, HI,
                               (MBIA), 5.90%, 2/1/14             332,014

                       See notes to financial statements

Hawaii Municipals Portfolio as of January 31, 1998

PORTFOLIO OF INVESTMENTS CONT'D


Ratings (Unaudited)
------------------- Principal
                    Amount
          Standard  (000's
Moody's   & Poor's  omitted)   Security                      Value
---------------------------------------------------------------------------

Insured-General Obligations (continued)
---------------------------------------------------------------------------
 Aaa       AAA      $  910     County of Maui, HI, (FGIC),
                               5.00%, 9/1/17                 $   911,547

 Aaa       AAA         420     County of Maui, HI, (FGIC),
                               5.30%, 9/1/14                     438,249

 Aaa       AAA         250     County of Maui, HI, (FGIC),
                               5.75%, 1/1/13                     262,325

 Aaa       AAA       1,100     State Series Corporate
                               Purpose, HI, (FGIC), 5.00%,
                               10/1/17                         1,097,194
---------------------------------------------------------------------------
                                                             $ 4,060,695
---------------------------------------------------------------------------

Insured-Hospitals -- 1.1%
---------------------------------------------------------------------------
 Aaa       AAA      $  100     State of Hawaii Department
                               of Budget and Finance,
                               (Queen's Medical Center),
                               (FGIC), 6.50%, 7/1/12         $   101,184

 Aaa       AAA         100     State of Hawaii Department
                               of Budget and Finance, (St.
                               Francis Medical Centers),
                               (CGIC), 6.50%, 7/1/22             109,531
---------------------------------------------------------------------------
                                                             $   210,715
---------------------------------------------------------------------------

Insured-Housing -- 2.7%
---------------------------------------------------------------------------
 Aaa       AAA      $  490     City and County of
                               Honolulu, HI, Mortgage
                               Revenue Bonds, (Smith
                               Beretania), (MBIA), 7.80%,
                               7/1/24                        $   526,378
---------------------------------------------------------------------------
                                                             $   526,378
---------------------------------------------------------------------------

Insured-Transportation -- 9.9%
---------------------------------------------------------------------------
 Aaa       AAA      $  500     State of Hawaii Airports
                               System, (AMT), (FGIC),
                               7.50%, 7/1/20                 $   544,060

 Aaa       AAA         100     State of Hawaii Airports
                               System, (AMT), (MBIA),
                               6.90%, 7/1/12                     120,040

 Aaa       AAA         245     State of Hawaii Airports
                               System, (AMT), (MBIA),
                               7.00%, 7/1/18                     268,326

 Aaa       AAA         650     State of Hawaii Harbor
                               Revenue, (AMT), (FGIC),
                               6.375%, 7/1/24                    715,923

 Aaa       AAA         250     State of Hawaii Harbor
                               Revenue, (AMT), (MBIA),
                               7.00%, 7/1/17                     269,193
---------------------------------------------------------------------------
                                                             $ 1,917,542
---------------------------------------------------------------------------

Special Tax Revenue -- 0.8%
---------------------------------------------------------------------------
 Baa1      A        $   50     Puerto Rico Highway and
                               Transportation Authority,
                               5.50%, 7/1/36                 $    53,171

 NR        NR          100     Virgin Islands Public
                               Finance Authority, 7.25%,
                               10/1/18                           112,585
---------------------------------------------------------------------------
                                                             $   165,756
---------------------------------------------------------------------------

Transportation -- 5.9%
---------------------------------------------------------------------------
 NR        BBB      $  200     Guam Airport Authority,
                               (AMT), 6.70%, 10/1/23         $   220,236

 Baa3      BBB-        180     Puerto Rico Port Authority,
                               (American Airlines), (AMT),
                               6.30%, 6/1/23                     192,586

 Aa3       AA          715     State of Hawaii Highway
                               Revenue, 5.00%, 7/1/12            723,809
---------------------------------------------------------------------------
                                                             $ 1,136,631
---------------------------------------------------------------------------

Water and Sewer -- 3.3%
---------------------------------------------------------------------------
 Aa3       AA       $  600     City and County of
                               Honolulu, HI, Water Supply
                               System, 5.80%, 7/1/16         $   639,570
---------------------------------------------------------------------------
                                                             $   639,570
---------------------------------------------------------------------------

Total Tax-Exempt Investments -- 100%
    (identified cost $17,754,788)                            $19,346,674
---------------------------------------------------------------------------
AMT - Interest earned from these securities may be considered a tax preference item for purposes of the Federal Alternative Minimum Tax.

The portfolio invests primarily in debt securities issued by Hawaii municipalities. The ability of the issuers of the debt securities to meet their obligations may be affected by the economic developments in a specific industry or municipality. In order to reduce the risk associated with such economic developments, at January 31, 1998, 52% of the securities in the portfolio of investments are backed by bond insurance of various financial institutions and financial guaranty assurance agencies. The aggregate percentage insured by financial institutions ranged from 1.2% to 26.7% of total investments.

/(1)/ Security (or a portion thereof) has been segregated to cover margin requirements on open financial futures contracts.
/(2)/ Security has been issued as an inverse floater bond.

                       See notes to financial statements

Kansas Municipals Portfolio as of January 31, 1998

PORTFOLIO OF INVESTMENTS


Tax-Exempt Investments -- 100.0%


Ratings (Unaudited)
-------------------- Principal
                     Amount
          Standard   (000's
Moody's   & Poor's   omitted)    Security                           Value
--------------------------------------------------------------------------------


Electric Utilities -- 1.5%
--------------------------------------------------------------------------------
NR        BBB        $  150      Guam Power Authority Revenue,
                                 6.625%, 10/1/14                    $   167,184
--------------------------------------------------------------------------------
                                                                    $   167,184
--------------------------------------------------------------------------------


General Obligations -- 13.1%
--------------------------------------------------------------------------------
Baa1      A          $  500      Commonwealth of Puerto Rico,
                                 Public Improvement, 0.00%,
                                 7/1/18                             $   179,870

Aa        NR            400      Douglas County, KS, USD #497,
                                 6.00%, 9/1/15                          429,736

Aa1       AA            890      Johnson County, KS, USD #229,
                                 5.00%, 10/1/16                         893,879
--------------------------------------------------------------------------------
                                                                    $ 1,503,485
--------------------------------------------------------------------------------


Hospitals -- 2.3%
--------------------------------------------------------------------------------
A3        NR         $  250      Lawrence, KS, Hospital Revenue,
                                 (Lawrence Memorial Hospital),
                                 6.20%, 7/1/19                      $   266,008
--------------------------------------------------------------------------------
                                                                    $   266,008
--------------------------------------------------------------------------------


Housing -- 29.3%
--------------------------------------------------------------------------------
Aaa       NR         $   70      Kansas City, KS, Mortgage
                                 Revenue, (AMT), (GNMA), 5.30%,
                                 5/1/07                               $  72,210

Aaa       NR             70      Kansas City, KS, Mortgage
                                 Revenue, (AMT), (GNMA), 5.30%,
                                 11/1/07                                 72,304

Aaa       NR            160      Kansas City, KS, Mortgage
                                 Revenue, (AMT), (GNMA), 5.90%,
                                 11/1/27                                165,075

NR        AAA           380      Kansas City, KS, Mortgage
                                 Revenue, (AMT), (GNMA), 7.00%,
                                 12/1/11                                403,150

NR        AAA           220      Kansas City, KS, Multifamily
                                 Housing Revenue, (FHA), 6.70%,
                                 7/1/23                                 229,645

Aa        NR            100      Kansas Development Authority,
                                 Single Family Housing, (FHA),
                                 (Martin Creek), 6.60%, 8/1/34          105,137

Aaa       A-            415      Labette County, KS, Single Family
                                 Mortgage Revenue, 0.00%, 12/1/14       181,143

Aaa       NR            175      Olathe and Labette County, KS,
                                 Single Family Mortgage Revenue,
                                 (AMT), (GNMA), 8.10%, 8/1/23           196,889

NR        AAA           205      Olathe, KS, Mortgage Loan
                                 Revenue, (AMT), (GNMA), 7.60%,
                                 3/1/07                                 217,056

NR        AAA           250      Olathe, KS, Multifamily Housing
                                 Revenue, (FNMA), 6.45%, 6/1/19         266,030

NR        AA            250      Puerto Rico Housing Finance Corp.,
                                 7.50%, 4/1/22                          265,373

Aaa       NR            235      Sedgwick and Shawnee County, KS,
                                 Single Family Revenue, (GNMA),
                                 7.75%, 11/1/24/(1)/                    269,453

Aaa       NR            455      Sedgwick County, KS, Single Family
                                 Mortgage Revenue, (GNMA), 8.00%,
                                 5/1/25                                 514,546

Aaa       NR             45      Sedgwick County, KS, Single Family
                                 Mortgage Revenue, (GNMA), 8.20%,
                                 5/1/14                                  50,845

NR        AAA           350      Wichita, KS, Multifamily Housing
                                 Revenue, (Broadmoor Chelsea
                                 Apartments), (AMT), (FNMA), 5.65%,
                                 7/1/16                                 360,021
--------------------------------------------------------------------------------
                                                                    $ 3,368,877
--------------------------------------------------------------------------------


Industrial Development Revenue / Pollution Control Revenue -- 2.3%
--------------------------------------------------------------------------------
A2        NR         $  100      Puerto Rico Industrial, Medical
                                 and Environmental Pollution
                                 Control Facility Finance
                                 Authority, (American Home
                                 Products), 5.10%, 12/1/18          $    99,485

Baa3      BBB-          150      Puerto Rico Port Authority,
                                 (American Airlines), (AMT),
                                 6.30%, 6/1/23                          160,488
--------------------------------------------------------------------------------
                                                                    $   259,973
--------------------------------------------------------------------------------


Insured-Electric Utilities -- 4.3%
--------------------------------------------------------------------------------
Aaa       AAA       $  345       Burlington, KS, Pollution Control
                                 Revenue, (Kansas Gas & Electric
                                 Co.), (MBIA), 7.00%, 6/1/31/(1)/   $   377,813

Aaa       AAA          100       Puerto Rico Electric Power
                                 Authority, "STRIPES", (FSA),
                                 Variable Rate, 7/1/02/(2)/             113,125
--------------------------------------------------------------------------------
                                                                    $   490,938
--------------------------------------------------------------------------------


Insured-General Obligations -- 14.3%
--------------------------------------------------------------------------------
Aaa       AAA       $  200       County of Johnson Unified, KS,
                                 (School District), (FGIC),
                                 6.00%, 10/1/16/(3)/                $   228,290

Aaa       AAA          150       Garnett, KS, Combined Utility
                                 Revenue Bonds, (MBIA), 6.00%,
                                 10/1/17                                159,792

                       See notes to financial statements

Kansas Municipals Portfolio as of January 31, 1998

PORTFOLIO OF INVESTMENTS


Ratings (Unaudited)
-------------------  Principal
                     Amount
          Standard   (000's
Moody's   & Poor's   omitted)    Security                           Value
--------------------------------------------------------------------------------


Insured-General Obligations (continued)
--------------------------------------------------------------------------------
Aaa       AAA        $  200      Kansas City, KS, Utility
                                 Systems Revenue, (FGIC),
                                 6.375%, 9/1/23                     $   225,208

Aaa       AAA           500      Puerto Rico Public Building
                                 Authority, (AMBAC), 5.00%,
                                 7/1/27                                 496,170

Aaa       AAA           250      Sedgwick County, KS, USD #267,
                                 (AMBAC), 6.15%, 11/1/09                279,325

Aaa       AAA           230      Sedgwick County, KS, USD #267,
                                 (AMBAC), 6.15%, 11/1/10                256,275
--------------------------------------------------------------------------------
                                                                    $ 1,645,060
--------------------------------------------------------------------------------


Insured-Hospitals -- 25.5%
--------------------------------------------------------------------------------
Aaa       AAA        $1,000      Kansas State Development
                                 Finance Authority, Health
                                 Facilities Revenue, (St.
                                 Luke's), (MBIA), 5.375%,
                                 11/15/26/(4)/                      $ 1,017,539

Aaa       AAA           500      Kansas State Development
                                 Finance Authority, Health
                                 Facilities, (Stormont-Vail)
                                 (MBIA), 5.80%, 11/15/11                541,970

Aaa       AAA           200      Olathe, KS, Health Facilities,
                                 (Evangelical Lutheran Good
                                 Samaritan Society), (AMBAC),
                                 6.00%, 5/1/19                          216,806

Aaa       AAA           895      Shawnee County, KS, Health
                                 Care Facilities, (Menninger
                                 Foundation), (FSA), 5.00%,
                                 8/15/16                                889,630

Aaa       NR            250      State Development Finance
                                 Authority, KS, (Medical
                                 Center Inc.), (MBIA),
                                 5.50%, 11/15/22                        258,783
--------------------------------------------------------------------------------
                                                                    $ 2,924,728
--------------------------------------------------------------------------------


Insured-Housing -- 3.6%
--------------------------------------------------------------------------------
NR        AA         $  100      Puerto Rico Housing Finance
                                 Corp., (AMBAC), 7.50%, 10/1/11     $   104,213

Aaa       AAA           195      Sedgwick County, KS, Mortgage
                                 Loan Revenue, (MBIA), (AMT),
                                 (GNMA), 7.50%, 12/1/09                 205,150

Aaa       AAA           100      Sedgwick County, KS, Mortgage
                                 Loan Revenue, (MBIA), (AMT),
                                 (GNMA), 7.50%, 12/1/10                 105,205
--------------------------------------------------------------------------------
                                                                    $   414,568
--------------------------------------------------------------------------------


Transportation -- 3.8%
--------------------------------------------------------------------------------
NR        BBB        $  100      Guam Airport Authority, 6.50%,
                                 10/1/23                            $   109,818

NR        BBB           300      Guam Airport Authority, (AMT),
                                 6.70%, 10/1/23                         330,354
--------------------------------------------------------------------------------
                                                                    $   440,172
--------------------------------------------------------------------------------


Total Tax-Exempt Investments -- 100%
    (identified cost $10,851,895)                                   $11,480,993
--------------------------------------------------------------------------------

AMT - Interest earned from these securities may be considered a tax preference item for purposes of the Federal Alternative Minimum Tax.

The Portfolio invests primarily in debt securities issued by Kansas municipalities. The ability of the issuers of the debt securities to meet their obligations may be affected by economic developments in a specific industry or municipality. In order to reduce the risk associated with such economic developments, at January 31, 1998, 47.7% of the securities in the portfolio of investments are backed by bond insurance of various financial institutions and financial guaranty assurance agencies. The aggregate percentage by financial institution ranged from 4.0% to 20.8% of total investments.

/(1)/ Security (or a portion thereof) has been segregated to cover margin requirements on open financial futures contracts.

/(2)/ Security has been issued as an inverse floater bond.

/(3)/ When-issued security.

/(4)/ Security has been segregated to cover when-issued securities.

                       See notes to financial statements

EV Municipals Portfolios as of January 31, 1998

FINANCIAL STATEMENTS

Statements of Assets and Liabilities


As of January 31, 1998


                                                                          Florida Insured          Hawaii            Kansas
                                                                             Portfolio            Portfolio         Portfolio
------------------------------------------------------------------------------------------------------------------------------------
Assets
------------------------------------------------------------------------------------------------------------------------------------
Investments --
    Identified cost                                                         $22,620,877         $17,754,788        $10,851,895
    Unrealized appreciation                                                   1,833,525           1,591,886            629,098
------------------------------------------------------------------------------------------------------------------------------------
Investments at value (Note 1A)                                              $24,454,402         $19,346,674        $11,480,993
------------------------------------------------------------------------------------------------------------------------------------
Cash                                                                        $       620         $   267,743        $       503
Receivable for investments sold                                                      --                  --              5,000
Interest receivable                                                             419,466             222,032            166,286
Receivable from the Investment Adviser (Note 2)                                  56,285              50,117             42,013
Deferred organization expenses (Note 1D)                                          2,631               2,409              2,380
------------------------------------------------------------------------------------------------------------------------------------
Total assets                                                                $24,933,404         $19,888,975        $11,697,175
------------------------------------------------------------------------------------------------------------------------------------


Liabilities
------------------------------------------------------------------------------------------------------------------------------------
Payable for when-issued securities (Note 1G)                                $        --         $        --        $   226,431
Demand note payable (Note 5)                                                     50,000                  --             33,000
Payable for daily variation margin on open financial futures
    contracts (Notes 1E and 6)                                                   10,235               3,250              1,975
Payable to affiliate for Trustees' fees (Note 2)                                     22                  22                 22
Accrued expenses                                                                 23,074              21,569             17,123
------------------------------------------------------------------------------------------------------------------------------------
Total liabilities                                                           $    83,331         $    24,841        $   278,551
------------------------------------------------------------------------------------------------------------------------------------
Net Assets applicable to investors' interest in Portfolio                   $24,850,073         $19,864,134        $11,418,624
------------------------------------------------------------------------------------------------------------------------------------


Sources of Net Assets
------------------------------------------------------------------------------------------------------------------------------------
Net proceeds from capital contributions and withdrawals                     $23,029,531         $18,284,546        $10,795,895
Net unrealized appreciation of investments and financial futures
    contracts (computed on the basis of identified cost)                      1,820,542           1,579,588            622,729
------------------------------------------------------------------------------------------------------------------------------------
Total                                                                       $24,850,073         $19,864,134        $11,418,624
------------------------------------------------------------------------------------------------------------------------------------

                       See notes to financial statements

EV Municipals Portfolios as of January 31, 1998

FINANCIAL STATEMENTS CONT'D

Statements of Operations


For the Year Ended January 31, 1998


                                                                          Florida Insured          Hawaii            Kansas
                                                                             Portfolio            Portfolio         Portfolio
------------------------------------------------------------------------------------------------------------------------------------
Investment Income (Note 1B)
------------------------------------------------------------------------------------------------------------------------------------
Interest income                                                              $1,337,092          $1,031,743         $  666,134
------------------------------------------------------------------------------------------------------------------------------------
Total investment income                                                      $1,337,092          $1,031,743         $  666,134
------------------------------------------------------------------------------------------------------------------------------------


Expenses
------------------------------------------------------------------------------------------------------------------------------------
Investment adviser fee (Note 2)                                              $   42,792          $   28,115         $   17,995
Compensation of Trustees not members of the
    Investment Adviser's organization (Note 2)                                      176                 176                176
Custodian fee (Note 1H)                                                          24,783              16,503             13,626
Legal and accounting services                                                    30,388              30,387             22,906
Bond pricing                                                                      4,480               4,719              4,667
Amortization of organization expenses (Note 1D)                                   2,417               2,210              2,184
Interest expense (Note 5)                                                         8,175                 365              2,265
Miscellaneous                                                                     1,831               1,798              1,648
------------------------------------------------------------------------------------------------------------------------------------
Total expenses                                                               $  115,042          $   84,273         $   65,467
------------------------------------------------------------------------------------------------------------------------------------
Deduct --
    Reduction of investment adviser fee (Note 2)                             $   42,792          $   28,115         $   17,995
    Allocation of expenses to the Investment Adviser (Note 2)                    56,285              50,117             42,013
    Reduction of custodian fee (Note 1H)                                         15,965               6,041              5,459
------------------------------------------------------------------------------------------------------------------------------------
Total expense reductions                                                     $  115,042          $   84,273         $   65,467
------------------------------------------------------------------------------------------------------------------------------------

Net expenses                                                                 $       --          $       --         $       --
------------------------------------------------------------------------------------------------------------------------------------

Net investment income                                                        $1,337,092          $1,031,743         $  666,134
------------------------------------------------------------------------------------------------------------------------------------


Realized and Unrealized Gain (Loss) on Investments
------------------------------------------------------------------------------------------------------------------------------------
Net realized gain (loss) --
    Investment transactions (identified cost basis)                          $  576,556          $  370,520         $  115,006
    Financial futures contracts                                                (274,762)           (101,480)           (28,812)
------------------------------------------------------------------------------------------------------------------------------------
Net realized gain on investment transactions                                 $  301,794          $  269,040         $   86,194
------------------------------------------------------------------------------------------------------------------------------------
Change in unrealized appreciation (depreciation) --
    Investments (identified cost basis)                                      $  815,395          $  546,709         $  395,133
    Financial futures contracts                                                  (4,239)            (32,719)           (12,158)
------------------------------------------------------------------------------------------------------------------------------------
Net change in unrealized appreciation (depreciation) of investments          $  811,156          $  513,990         $  382,975
------------------------------------------------------------------------------------------------------------------------------------

Net realized and unrealized gain on investments                              $1,112,950          $  783,030         $  469,169
------------------------------------------------------------------------------------------------------------------------------------

Net increase in net assets from operations                                   $2,450,042          $1,814,773         $1,135,303
------------------------------------------------------------------------------------------------------------------------------------

                       See notes to financial statements

EV Municipals Portfolios as of January 31, 1998

FINANCIAL STATEMENTS CONT'D

Statements of Changes in Net Assets


For the Year Ended January 31, 1998


                                                                          Florida Insured          Hawaii            Kansas
Increase (Decrease) in Net Assets                                            Portfolio            Portfolio         Portfolio
------------------------------------------------------------------------------------------------------------------------------------
From operations --
    Net investment income                                                   $ 1,337,092         $ 1,031,743        $   666,134
    Net realized gain on investment transactions                                301,794             269,040             86,194
    Net change in unrealized appreciation (depreciation)
        of investments                                                          811,156             513,990            382,975
------------------------------------------------------------------------------------------------------------------------------------
Net increase in net assets from operations                                  $ 2,450,042         $ 1,814,773        $ 1,135,303
------------------------------------------------------------------------------------------------------------------------------------
Capital transactions --
    Contributions                                                           $ 5,342,239         $ 4,723,447        $ 1,495,952
    Withdrawals                                                              (7,146,067)         (2,688,011)        (2,948,351)
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets from capital transactions             $(1,803,828)        $ 2,035,436        $(1,452,399)
------------------------------------------------------------------------------------------------------------------------------------

Net increase (decrease) in net assets                                       $   646,214         $ 3,850,209        $  (317,096)
------------------------------------------------------------------------------------------------------------------------------------


Net Assets
------------------------------------------------------------------------------------------------------------------------------------
At beginning of year                                                        $24,203,859         $16,013,925        $11,735,720
------------------------------------------------------------------------------------------------------------------------------------
At end of year                                                              $24,850,073         $19,864,134        $11,418,624
------------------------------------------------------------------------------------------------------------------------------------

                       See notes to financial statements

EV Municipals Portfolios as of January 31, 1998

FINANCIAL STATEMENTS CONT'D

Statements of Changes in Net Assets


For the Year Ended January 31, 1997


                                                                          Florida Insured          Hawaii            Kansas
Increase (Decrease) in Net Assets                                            Portfolio            Portfolio         Portfolio
------------------------------------------------------------------------------------------------------------------------------------
From operations --
    Net investment income                                                   $ 1,329,075         $   924,536        $   696,638
    Net realized gain (loss) on investment transactions                         (66,180)            (88,245)           116,773
    Net change in unrealized appreciation (depreciation)
        of investments                                                         (666,127)           (289,897)          (398,583)
------------------------------------------------------------------------------------------------------------------------------------
Net increase in net assets from operations                                  $   596,768         $   546,394        $   414,828
------------------------------------------------------------------------------------------------------------------------------------
Capital transactions --
    Contributions                                                           $ 7,574,982         $ 2,082,938        $ 2,234,921
    Withdrawals                                                              (5,383,691)         (2,193,484)        (2,522,670)
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets from capital transactions             $ 2,191,291         $  (110,546)       $  (287,749)
------------------------------------------------------------------------------------------------------------------------------------

Net increase in net assets                                                  $ 2,788,059         $   435,848        $   127,079
------------------------------------------------------------------------------------------------------------------------------------

Net Assets
------------------------------------------------------------------------------------------------------------------------------------
At beginning of year                                                        $21,415,800         $15,578,077        $11,608,641
------------------------------------------------------------------------------------------------------------------------------------
At end of year                                                              $24,203,859         $16,013,925        $11,735,720
------------------------------------------------------------------------------------------------------------------------------------

                       See notes to financial statements

EV Municipals Portfolios as of January 31, 1998

FINANCIAL STATEMENTS CONT'D

Supplementary Data

                                                     Florida Insured Portfolio                        Hawaii Portfolio
                                             -----------------------------------------  -----------------------------------------
                                                       Year Ended January 31,                       Year Ended January 31,
                                             -----------------------------------------  -----------------------------------------
                                                1998      1997       1996       1995*      1998      1997       1996       1995*
---------------------------------------------------------------------------------------------------------------------------------

Ratios to average daily net assets++:
---------------------------------------------------------------------------------------------------------------------------------
Net expenses/(1)/                               0.07%     0.09%      0.07%      0.01%+     0.03%     0.04%      0.06%      0.06%+
Net expenses after custodian fee reduction      0.00%     0.02%      0.00%        --       0.00%     0.00%      0.00%        --
Net investment income                           5.63%     5.76%      5.82%      5.73%+     5.70%     5.96%      6.01%      6.03%+
Portfolio Turnover                                34%       36%        32%        33%        27%       21%        19%        66%
---------------------------------------------------------------------------------------------------------------------------------
Net assets, end of year (000's omitted)      $24,850   $24,204    $21,416    $14,400    $19,864   $16,014    $15,578    $12,865
---------------------------------------------------------------------------------------------------------------------------------

++ The operating expenses of the Portfolios may reflect a reduction of the investment adviser fee, an allocation of expenses to the Adviser, or both. Had such actions not been taken, the ratios would have been as follows:

Expenses/(1)/                                   0.48%     0.39%      0.39%      0.41%+     0.46%     0.43%      0.41%      0.38%+
Expenses after custodian fee reduction          0.41%     0.32%      0.32%        --       0.43%     0.39%      0.35%        --
Net investment income                           5.22%     5.46%      5.50%      5.33%+     5.27%     5.57%      5.66%      5.70%+
---------------------------------------------------------------------------------------------------------------------------------

+     Annualized.
* For the period from the start of business, March 2, 1994 to January 31, 1995.
/(1)/ The expense ratios for the year ended January 31, 1996 and thereafter have been adjusted to reflect a change in reporting requirements. The new reporting guidelines require each Portfolio to increase its expense ratios by the effect of any offset arrangements with its service providers. The expense ratios for the period ended January 31, 1995 have not been adjusted to reflect this change.

                       See notes to financial statements

EV Municipals Portfolios as of January 31, 1998

FINANCIAL STATEMENTS CONT'D

Supplementary Data

                                                                                               Kansas Portfolio
                                                                            -------------------------------------------------------
                                                                                             Year Ended January 31,
                                                                            -------------------------------------------------------
                                                                               1998          1997           1996          1995*
-----------------------------------------------------------------------------------------------------------------------------------


Ratios to average daily net assets++:
-----------------------------------------------------------------------------------------------------------------------------------
Net expenses/(1)/                                                              0.05%         0.08%          0.09%         0.01%+
Net expenses after custodian fee reduction                                     0.00%         0.00%          0.00%           --
Net investment income                                                          5.79%         5.91%          5.93%         5.68%+
Portfolio Turnover                                                               17%           49%            21%           12%
-----------------------------------------------------------------------------------------------------------------------------------
Net assets, end of year (000's omitted)                                     $11,419       $11,736        $11,609        $8,306
-----------------------------------------------------------------------------------------------------------------------------------

++ The operating expenses of the Portfolio may reflect a reduction of the investment adviser fee, an allocation of expenses to the Adviser, or both. Had such actions not been taken, the ratios would have been as follows:

Expenses/(1)/                                                                  0.57%         0.48%          0.50%         0.43%+
Expenses after custodian fee reduction                                         0.52%         0.40%          0.41%           --
Net investment income                                                          5.27%         5.51%          5.52%         5.26%+
-----------------------------------------------------------------------------------------------------------------------------------

+     Annualized.

* For the period from the start of business, March 2, 1994 to January 31, 1995.

/(1)/ The expense ratios for the year ended January 31, 1996 and thereafter have been adjusted to reflect a change in reporting requirements. The new reporting guidelines require the Portfolio to increase its expense ratios by the effect of any expense offset arrangements with its service providers. The expense ratios for the period ended January 31, 1995 have not been adjusted to reflect this change.

                       See notes to financial statements

EV Municipals Portfolios as of January 31, 1998

NOTES TO FINANCIAL STATEMENTS


1 Significant Accounting Policies
  ------------------------------------------------------------------------------
  Florida Insured Municipals Portfolio ("Florida Insured Portfolio"), Hawaii Municipals Portfolio ("Hawaii Portfolio") and Kansas Municipals Portfolio ("Kansas Portfolio"), collectively the Portfolios, are registered under the Investment Company Act of 1940, as amended, as non-diversified open-end management investment companies. The Portfolios were organized as trusts under the laws of the State of New York on May 1, 1992 for the Hawaii Portfolio and October 25, 1993 for the Florida Insured Portfolio and the Kansas Portfolio. The Declarations of Trust permit the Trustees to issue interests in the Portfolios. The following is a summary of significant accounting policies consistently followed by the Portfolios in the preparation of their financial statements. The policies are in conformity with generally accepted accounting principles.

  A Investment Valuations -- Municipal bonds are normally valued on the basis of valuations furnished by a pricing service. Taxable obligations, if any, for which price quotations are readily available are normally valued at the mean between the latest bid and asked prices. Futures contracts and options on financial futures contracts listed on commodity exchanges are valued at closing settlement prices. Over-the-counter options on financial futures contracts are normally valued at the mean between the latest bid and asked prices. Short-term obligations, maturing in sixty days or less, are valued at amortized cost, which approximates value. Investments for which valuations or market quotations are unavailable are valued at fair value using methods determined in good faith by or at the direction of the Trustees.

  B Income -- Interest income is determined on the basis of interest accrued, adjusted for amortization of premium or discount when required for federal income tax purposes.

  C Income Taxes -- The Portfolios are treated as partnerships for Federal tax purposes. No provision is made by the Portfolios for Federal or state taxes on any taxable income of the Portfolios because each investor in the Portfolios is ultimately responsible for the payment of any taxes. Since some of the Portfolios' investors are regulated investment companies that invest all or substantially all of their assets in the Portfolios, the Portfolios normally must satisfy the applicable source of income and diversification requirements (under the Internal Revenue Code) in order for their respective investors to satisfy them. The Portfolios will allocate at least annually among their respective investors each investor's distributive share of the Portfolios' net taxable (if any) and tax-exempt investment income, net realized capital gains, and any other items of income, gain, loss, deduction or credit. Interest income received by the Portfolios on investments in municipal bonds, which is excludable from gross income under the Internal Revenue Code, will retain its status as income exempt from federal income tax when allocated to each Portfolio's investors. The portion of such interest, if any, earned on private activity bonds issued after August 7, 1986, may be considered a tax preference item for investors.

  D Deferred Organization Expenses -- Costs incurred by a Portfolio in connection with its organization are being amortized on the straight-line basis over five years.

  E Financial Futures Contracts -- Upon the entering of a financial futures contract, a Portfolio is required to deposit ("initial margin") either in cash or securities an amount equal to a certain percentage of the purchase price indicated in the financial futures contract. Subsequent payments are made or received by a Portfolio ("margin maintenance") each day, dependent on the daily fluctuations in the value of the underlying security, and are recorded for book purposes as unrealized gains or losses by a Portfolio. A Portfolio's investment in financial futures contracts is designed only to hedge against anticipated future changes in interest rates. Should interest rates move unexpectedly, a Portfolio may not achieve the anticipated benefits of the financial futures contracts and may realize a loss.

  F Options on Financial Futures Contracts -- Upon the purchase of a put option on a financial futures contract by a Portfolio, the premium paid is recorded as an investment, the value of which is marked-to-market daily. When a purchased option expires, the Portfolio will realize a loss in the amount of cost of the option. When a Portfolio enters into a closing sales transaction, the Portfolio will realize a gain or loss depending on whether the sales proceeds from the closing sale transaction are greater or less than the cost of the option. When a Portfolio exercises a put option, settlement is made in cash. The risk associated with purchasing options is limited to the premium originally paid.

EV Municipals Portfolios as of January 31, 1998

NOTES TO FINANCIAL STATEMENTS CONT'D


  G When-issued and Delayed Delivery Transactions -- The Portfolios may engage in when-issued or delayed delivery transactions. The Portfolios record when-issued securities on trade date and maintain security positions such that sufficient liquid assets will be available to make payments for the securities purchased. Securities purchased on a when-issued or delayed delivery basis are marked-to-market daily and begin accruing interest on settlement date.

  H Expense Reduction -- Investors Bank & Trust Company (IBT) serves as custodian of the Portfolios. Pursuant to the respective custodian agreements, IBT receives a fee reduced by credits which are determined based on the average daily cash balances each Portfolio maintains with IBT. All significant credit balances used to reduce the Portfolios' custodian fees are reflected as a reduction of expenses on the Statement of Operations.

  I Use of Estimates -- The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenue and expense during the reporting period. Actual results could differ from those estimates.

  J Other -- Investment transactions are accounted for on a trade date basis.


2 Investment Adviser Fee and Other Transactions with Affiliates
  ------------------------------------------------------------------------------
  The investment adviser fee is earned by Boston Management and Research (BMR), a wholly-owned subsidiary of Eaton Vance Management (EVM), as compensation for management and investment advisory services rendered to each Portfolio. The fee is based upon a percentage of average daily net assets plus a percentage of gross income (i.e., income other than gains from the sale of securities). For the year ended January 31, 1998, each Portfolio incurred advisory fees as follows:

  Portfolio                                          Amount      Effective Rate*
  ------------------------------------------------------------------------------
  Florida Insured                                   $42,792                0.18%

  Hawaii                                             28,115                0.16%

  Kansas                                             17,995                0.16%

  *As a percentage of average daily net assets.

  To enhance the net income of the Florida Insured Portfolio, Hawaii Portfolio and Kansas Portfolio, BMR made a reduction of its fee in the amount of $42,792, $28,115 and $17,995, respectively, and $56,285, $50,117 and $42,013, respectively, of expenses related to the operation of the Portfolios were allocated to BMR. Except as to Trustees of the Portfolio who are not members of EVM's or BMR's organization, officers and Trustees receive remuneration for their services to the Portfolios out of such investment adviser fee.

  Certain of the officers and Trustees of the Portfolios are officers and directors/trustees of the above organizations.

  Trustees of the Portfolios that are not affiliated with the Investment Adviser may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. For the year ended January 31, 1998, no significant amounts have been deferred.


3 Investments
  ------------------------------------------------------------------------------
  Purchases and sales of investments, other than U.S. Government securities, put option transactions and short-term obligations, for the year ended January 31, 1998 were as follows:

  Florida Insured Portfolio
  ------------------------------------------------------------------------------
  Purchases                                                           $8,003,690
  Sales                                                                9,834,142

  Hawaii Portfolio
  ------------------------------------------------------------------------------
  Purchases                                                           $7,286,096
  Sales                                                                4,720,701

  Kansas Portfolio
  ------------------------------------------------------------------------------
  Purchases                                                           $1,889,771
  Sales                                                                2,229,865

EV Municipals Portfolios as of January 31, 1998

NOTES TO FINANCIAL STATEMENTS CONT'D


4 Federal Income Tax Basis of Investments
  ------------------------------------------------------------------------------
  The cost and unrealized appreciation (depreciation) in value of the investments owned by each Portfolio at January 31, 1998, as computed on a federal income tax basis, are as follows:

  Florida Insured Portfolio
  ------------------------------------------------------------------------------
  Aggregate Cost                                                    $22,620,877
  ------------------------------------------------------------------------------
  Gross unrealized appreciation                                     $ 1,837,729
  Gross unrealized depreciation                                          (4,204)
  ------------------------------------------------------------------------------
  Net unrealized appreciation                                       $ 1,833,525
  ------------------------------------------------------------------------------

  Hawaii Portfolio
  ------------------------------------------------------------------------------
  Aggregate Cost                                                    $17,754,788
  ------------------------------------------------------------------------------
  Gross unrealized appreciation                                     $ 1,593,406
  Gross unrealized depreciation                                          (1,520)
  ------------------------------------------------------------------------------
  Net unrealized appreciation                                       $ 1,591,886
  ------------------------------------------------------------------------------

  Kansas Portfolio
  ------------------------------------------------------------------------------
  Aggregate Cost                                                    $10,851,895
  ------------------------------------------------------------------------------
  Gross unrealized appreciation                                     $   637,933
  Gross unrealized depreciation                                          (8,835)
  ------------------------------------------------------------------------------
  Net unrealized appreciation                                       $   629,098
  ------------------------------------------------------------------------------


5 Line of Credit
  ------------------------------------------------------------------------------
  The Portfolios participate with other portfolios and funds managed by BMR and EVM and its affiliates in a $100 million unsecured line of credit agreement with a group of banks. Borrowings will be made by the Portfolios solely to facilitate the handling of unusual and/or unanticipated short-term cash requirements. Interest is charged to each fund or portfolio based on its borrowings at the bank's base rate or at an amount above either the bank's adjusted certificate of deposit rate, Eurodollar rate or federal funds effective rate. In addition, a fee computed at an annual rate of 0.10% on the daily unused portion of the facility is allocated among the participating portfolios and funds at the end of each quarter. At January 31, 1998, the Florida Insured Portfolio and the Kansas Portfolio had balances outstanding pursuant to this line of credit of $50,000 and $33,000, respectively. The Florida Insured Portfolio, the Hawaii Portfolio and the Kansas Portfolio did not have any significant borrowings or allocated fees during the year ended January 31, 1998.


6 Financial Instruments
  ------------------------------------------------------------------------------
  The Portfolios regularly trade in financial instruments with off-balance sheet risk in the normal course of their investing activities to assist in managing exposure to various market risks. These financial instruments include futures contracts and may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes.

  The notional or contractual amounts of these instruments represent the investment a Portfolio has in particular classes of financial instruments and does not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered.

  A summary of obligations under these financial instruments at January 31, 1998, is as follows:

                   Futures
                   Contracts
                   Expiration                                     Net Unrealized
  Portfolio        Date             Contracts          Position   Depreciation
  ------------------------------------------------------------------------------
  Florida Insured  3/98       22 U.S. Treasury Bond     Short            $12,983
  ------------------------------------------------------------------------------
  Hawaii           3/98        8 U.S. Treasury Bond     Short            $12,298
  ------------------------------------------------------------------------------
  Kansas           3/98        4 U.S. Treasury Bond     Short            $ 6,369
  ------------------------------------------------------------------------------

  At January 31, 1998, each Portfolio had sufficient cash and/or securities to cover margin requirements on open futures contracts.

EV Municipals Portfolios as of January 31, 1998

INDEPENDENT AUDITORS' REPORT


To the Trustees and Investors of
Florida Insured Municipals Portfolio,
Hawaii Municipals Portfolio, and
Kansas Municipals Portfolio:
--------------------------------------------------------------------------------

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of Florida Insured Municipals Portfolio, Hawaii Municipals Portfolio and Kansas Municipals Portfolio as of January 31, 1998, the related statements of operations for the year then ended, the statements of changes in net assets for the years ended January 31, 1998 and 1997 and the supplementary data for each of the three years in the period ended January 31, 1998 and for the period from the start of business, March 2, 1994, to January 31, 1995. These financial statements and supplementary data are the responsibility of each Portfolio's management. Our responsibility is to express an opinion on these financial statements and supplementary data based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and supplementary data are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities held as of January 31, 1998 by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other audit procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and supplementary data referred to above present fairly, in all material respects, the financial position of Florida Insured Municipals Portfolio, Hawaii Municipals Portfolio and Kansas Municipals Portfolio at January 31, 1998, and the results of their operations, the changes in their net assets, and their supplementary data for the respective stated periods in conformity with generally accepted accounting principles.



                                               DELOITTE & TOUCHE LLP
                                               Boston, Massachusetts
                                               March 13, 1998

EV Traditional Municipals Funds  as of January 31, 1998

INVESTMENT MANAGEMENT


EV Traditional Municipals Funds

Officers

Thomas J. Fetter
President

James B. Hawkes
Vice President and Trustee

Robert B. MacIntosh
Vice President

James L. O'Connor
Treasurer

Alan R. Dynner
Secretary

Independent Trustees

Donald R. Dwight
President, Dwight Partners, Inc.

Samuel L. Hayes, III
Jacob H. Schiff Professor of Investment Banking, Harvard University Graduate School of Business Administration

Norton H. Reamer
President and Director, United Asset Management Corporation

John L. Thorndike
Director, Fiduciary Company Incorporated

Jack L. Treynor
Investment Adviser and Consultant


Municipals Portfolios

Officers

Thomas J. Fetter
President of the Florida Insured, Hawaii and Kansas Municipals Portfolios and Portfolio Manager of Florida Insured Municipals Portfolio

James B. Hawkes
Vice President and Trustee

Robert B. MacIntosh
Vice President of Florida Insured, Hawaii and Kansas Municipals Portfolios and Portfolio Manager of Hawaii Municipals Portfolio

Timothy T. Browse
Vice President and Portfolio Manager of Kansas Municipals Portfolio

James L. O'Connor
Treasurer

Alan R. Dynner
Secretary

Independent Trustees

Donald R. Dwight
President, Dwight Partners, Inc.

Samuel L. Hayes, III
Jacob H. Schiff Professor of Investment Banking, Harvard University Graduate School of Business Administration

Norton H. Reamer
President and Director, United Asset Management Corporation

John L. Thorndike
Director, Fiduciary Company Incorporated

Jack L. Treynor
Investment Adviser and Consultant

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

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                                      35

Portfolio Investment Adviser
Boston Management and Research
24 Federal Street
Boston, MA 02110

Fund Administrator
Eaton Vance Management
24 Federal Street
Boston, MA 02110

Principal Underwriter
Eaton Vance Distributors, Inc.
24 Federal Street
Boston, MA 02110
(617) 482-8260

Custodian
Investors Bank & Trust Company
200 Clarendon Street, 16th Floor
Boston, MA 02116

Transfer Agent
First Data Investor Services Group
Attention: Eaton Vance Funds
P.O. Box 5123
Westborough, MA 01581-5123

Independent Accountants
Deloitte & Touche L.L.P.
125 Summer Street
Boston, MA 02110





Eaton Vance Municipals Trust II
24 Federal Street
Boston, MA 02110


--------------------------------------------------------------------------------
This report must be preceded or accompanied by a current prospectus which contains more complete information on the Fund, including its sales charges and expenses. Please read the prospectus carefully before you invest or send money.
--------------------------------------------------------------------------------